Exhibit D





                             JACKSON COUNTY, FLORIDA

                                       to

                           FIRST UNION NATIONAL BANK,

                                   as Trustee





                                 TRUST INDENTURE







                            Dated as of July 1, 1997







                                   Relating to

                                                    $3,930,000
                    Pollution Control Revenue Refunding Bonds
                          (Gulf Power Company Project)
                                   Series 1997






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i

                                TABLE OF CONTENTS


ARTICLE I:  DEFINITIONS AND RULES OF CONSTRUCTION............................3
  Section 1.01. Definitions..................................................3
  Section 1.02. Rules of Construction........................................6


ARTICLE II:  THE BONDS.......................................................7
  Section 2.01. Issuance of Bonds; Form; Dating..............................7
  Section 2.02. Interest on the Bonds........................................7
  Section 2.03. Execution and Authentication................................13
  Section 2.04. Bond Register...............................................14
  Section 2.05. Registration and Exchange of Bonds; Persons Treated
                as Owners...........14
  Section 2.06. Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds.....15
  Section 2.07. Cancellation of Bonds.......................................15
  Section 2.08. Temporary Bonds.............................................15


ARTICLE III: REDEMPTION, PURCHASES IN LIEU OF REDEMPTION AND REMARKETING....16
  Section 3.01. Notices to Trustee..........................................16
  Section 3.02. Redemption Dates............................................16
  Section 3.03. Selection of Bonds to Be Redeemed...........................16
  Section 3.04. Redemption Notices..........................................16
  Section 3.05. Payment of Bonds Called for Redemption......................17
  Section 3.06. Bonds Redeemed in Part......................................18
  Section 3.07. Purchase of Bonds in Lieu of Redemption.....................18
  Section 3.08. Disposition of Purchased Bonds..............................18


ARTICLE IV: APPLICATION OF PROCEEDS AND PAYMENT OF BONDS....................20
  Section 4.01. Application of Proceeds.....................................20
  Section 4.02. Payment of Bonds............................................20
  Section 4.03. Investments of Moneys.......................................21
  Section 4.04. Moneys Held in Trust; Unclaimed Funds.......................21


ARTICLE V:  BOOK-ENTRY SYSTEM...............................................22
  Section 5.01. Book-Entry System...........................................22


ARTICLE VI:  COVENANTS......................................................24
  Section 6.01. Payment of Bonds............................................24
  Section 6.02. Performance of Covenants; Issuer............................24
  Section 6.03. Recording and Filing; Further Assurances....................24
  Section 6.04. Tax Covenants...............................................25
  Section 6.05. Rights Under Agreement......................................25
  Section 6.06. Designation of Additional Paying Agents.....................25
  Section 6.07. Existence of Issuer.........................................26


ARTICLE VII:  DISCHARGE OF INDENTURE........................................26
  Section 7.01. Bonds Deemed Paid; Discharge of Indenture...................26
  Section 7.02. Application of Trust Money..................................27
  Section 7.03. Repayment to Company........................................27
  Section 7.04. Satisfaction of the Deed of Trust...........................27


ARTICLE VIII:  DEFAULTS AND REMEDIES........................................28
  Section 8.01. Events of Default...........................................28
  Section 8.02. Acceleration................................................28
  Section 8.03. Other Remedies..............................................28
  Section 8.04. Legal Proceeding by Trustee.................................29
  Section 8.05. Appointment of Receivers....................................29
  Section 8.06. Waiver of Past Defaults.....................................30
  Section 8.07. Control by Majority.........................................30
  Section 8.08. Limitation on Suits.........................................30
  Section 8.09. Rights of Holders to Receive Payment........................30
  Section 8.10. Collection Suit by Trustee..................................31
  Section 8.11. Trustee May File Proofs of Claim............................31
  Section 8.12. Priorities..................................................31
  Section 8.13. Undertaking for Costs.......................................31


ARTICLE IX:  TRUSTEE AND REMARKETING AGENT..................................32
  Section 9.01. Acceptance of the Trusts....................................32
  Section 9.02.  Fees, Charges and Expenses of Trustee......................34
  Section 9.03.  Notice to Bondholders if an Event of Default Occurs........34
  Section 9.04.  Intervention by Trustee....................................34
  Section 9.05.  Successor Trustee..........................................35
  Section 9.06.  Resignation by Trustee.....................................35
  Section 9.07.  Removal of Trustee.........................................35
  Section 9.08.  Appointment of Successor Trustee...........................35
  Section 9.09.  Concerning Any Successor Trustee...........................35
  Section 9.10.  Successor Trustee as Bond Registrar and Paying Agent.......36
  Section 9.11.  Trustee and Issuer Required to Accept  Directions and
                 Actions of Company.........................................36
  Section 9.12.  No Transfer of Note Held by the Trustee; Exception.........36
  Section 9.13.  Filing of Certain Continuation Statements..................37
  Section 9.14 Duties of Remarketing Agent..................................37
  Section 9.15 Eligibility of Remarketing Agent.............................37
  Section 9.16 Replacement of Remarketing Agent.............................37
  Section 9.17. Compensation of Remarketing Agent...........................38
  Section 9.18. Successor Remarketing Agent.................................38


ARTICLE X: AMENDMENTS OF AND SUPPLEMENTS TO INDENTURE.......................38
  Section 10.01. Without Consent of Bondholders.............................38
  Section 10.02. With Consent of Bondholders................................39
  Section 10.03. Effect of Consents.........................................39
  Section 10.04. Notation on or Exchange of Bonds...........................39
  Section 10.05. Signing by Trustee of Amendments and Supplements...........40
  Section 10.06. Company Consent Required...................................40
  Section 10.07. Notice to Bondholders......................................40


ARTICLE XI AMENDMENTS OF AND SUPPLEMENTS TO THE AGREEMENT...................40
  Section 11.01. Without Consent of Bondholders.............................40
  Section 11.02. With Consent of Bondholders................................40
  Section 11.03. Consents by Trustee to Amendments or Supplements...........41


ARTICLE XII  MISCELLANEOUS..................................................41
  Section 12.01. Notices....................................................41
  Section 12.02. Bondholders' Consents......................................41
  Section 12.03. Appointment of Separate Paying Agent and/or Tender Agent...42
  Section 12.04. Limitation of Rights.......................................42
  Section 12.05. Severability...............................................42
  Section 12.06. Payments Due on Non-Business Days..........................42
  Section 12.07. Governing Law..............................................43
  Section 12.08. Captions...................................................43
  Section 12.09. No Liability of Officers...................................43
  Section 12.10. Limitation upon Responsibility of the Issuer...............43
  Section 12.11. Counterparts...............................................43





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                                 TRUST INDENTURE


         THIS INDENTURE made and entered into as of July 1, 1997, by and between JACKSON COUNTY, FLORIDA, a "local agency" as defined in the Florida Industrial Development Financing Act, being Part II of Chapter 159, Florida Statutes, Sections 159.25 through 159.431, as amended (the "Act"), and a political subdivision of the State of Florida (the "Issuer"), and FIRST UNION NATIONAL BANK, a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, as trustee (the "Trustee").

                                    RECITALS

         A. In furtherance of its statutory purposes, the Issuer has entered into a Loan Agreement dated as of July 1, 1997 (the "Agreement") with Gulf Power Company (the "Company") providing for the undertaking by the Issuer to loan amounts to the Company in order to refund certain of the Issuer's bonds heretofore issued to refinance the acquisition, construction, installation and equipping of the Company's interest in certain air and water pollution control and sewage and solid waste disposal facilities, or portions thereof, at Plant Scholz in Jackson County, Florida.

         B. The Agreement provides that, for the purposes therein set forth, the Issuer will issue and sell its Pollution Control Revenue Refunding Bonds (Gulf Power Company Project), Series 1997, in the aggregate principal amount of $3,930,000 (the "Bonds"); that the Issuer will loan the proceeds of the Bonds to the Company; and that to evidence the Loan (as hereinafter defined) the Company will execute and deliver, concurrently with the issuance of the Bonds, a non-negotiable promissory note in a like principal amount bearing interest at the rate or rates borne by the Bonds.

         C. The execution and delivery of this Indenture (as hereinafter defined) and the Agreement and the issuance and sale of the Bonds have been in all respects duly and validly authorized by resolution duly adopted by the Issuer.

         D. The Company has agreed to make payments on the aforementioned promissory note to the Issuer in amounts sufficient to pay the principal, purchase price, premium, if any, and interest on the Bonds, all as hereinafter defined.

     E. The Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof.

         Accordingly, the Issuer and the Trustee agree as follows for the benefit of each other and for the benefit of the holders of the Bonds issued pursuant to this Indenture.

                                 GRANTING CLAUSE

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and the purchase and acceptance of the Bonds by the holders thereof, and also for and in consideration of the sum of One Dollar ($1.00) to the Issuer in hand paid by the Trustee at or before the execution and delivery of this Indenture, the receipt of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, authenticated, delivered, secured and accepted by all persons who shall from time to time be or become holders thereof, and in order to secure the payment of all Bonds at any time issued and outstanding hereunder and the interest and the premiums, if any, payable upon redemption or purchase in lieu of redemption thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions therein or herein contained; the Issuer has executed and delivered this Indenture, and will cause the Company to deliver to the Trustee the Deed of Trust (as hereinafter defined) and the Company's promissory note dated the date of the initial issuance of the Bonds; the Issuer does hereby bargain, sell, convey, assign and pledge to the Trustee, and grant to the Trustee a security interest in, all rights, title and interests of the Issuer in, to and under the Deed of Trust and such promissory note and all payments, if any, made and to be made thereunder as security for the payment of all outstanding Bonds and the interest and the premium, if any, thereon and does hereby bargain, sell, convey, assign and pledge to the Trustee, and grant to the Trustee a security interest in, all other rights, title and interests of the Issuer in, to and under the Agreement and all moneys receivable thereunder (except for Unassigned Rights, as defined herein) as security for the satisfaction of any other obligation assumed by it in connection with all outstanding Bonds at any time issued hereunder;

     TO HAVE AND TO HOLD the same unto the Trustee and its successors in trust forever;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit and security of all and singular present and future holders of the Bonds issued under this Indenture, without preference, priority or distinction as to lien or otherwise, except as otherwise hereinafter provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns shall pay or cause to be paid the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner mentioned in the Bonds, and shall perform all the covenants and conditions required of it by this Indenture, and shall pay or cause to be paid to the Trustee and any additional paying agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall terminate and the Trustee shall release this Indenture and shall execute such documents to evidence such termination and release as may be reasonably required by the Issuer; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds from time to time issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights and interests, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of subject to the terms of this Indenture, and the Issuer agrees with the Trustee and with the respective owners, from time to time, of said Bonds, or part thereof, as follows:


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.01. Definitions. For all purposes of this Indenture, unless the context requires otherwise, the following terms shall have the following meanings:

         "Act" means the Florida Industrial Development Financing Act, being
Part II of Chapter 159, Florida Statutes, Sections 159.25 through 159.431, as amended.

         "Agreement" means the Loan Agreement dated as of July 1, 1997, between the Issuer and the Company, as amended and supplemented from time to time.

         "Beneficial Owner" means the purchaser of a beneficial interest in the Bonds when the Bonds are held by the Securities Depository in the Book-Entry System, and otherwise means a Bondholder.

         "Bondholder" or "holder" means the registered owner of any Bond.

         "Bonds" means the Pollution Control Revenue Refunding Bonds (Gulf Power Company Project), Series 1997 issued by the Issuer hereunder in the aggregate principal amount of $3,930,000.

     "Book-Entry   System"  means  the  system   maintained  by  the  Securities
Depository described in Section 5.01.

         "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Jacksonville, Florida, Atlanta, Georgia, or the city in which the designated corporate trust office of the Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder.

         "Commercial Paper Mode" means each period of time, comprised of Commercial Paper Periods, during which Commercial Paper Rates are in effect.

         "Commercial Paper Period" means, with respect to any Bond, each period set under Section 2.02(a)(3).

         "Commercial Paper Rate" means the interest rate on each Bond set under
Section 2.02(a)(3).

         "Company" means Gulf Power Company, a Maine corporation, and its successors and assigns, and any surviving, resulting or transferee entity as provided in Section 4.3 of the Agreement.

     "Daily Rate" means an interest rate on the Bonds set under Section 2.02(a)(l).

         "Deed of Trust" means the Subordinate Land Deed of Trust dated July 1, 1997 between the Company, as grantor, and the Issuer, as beneficiary, providing for the security conveyance of certain property of the Company described therein.

         "Event of Default" is defined in Section 8.01.

         "Favorable Opinion of Tax Counsel" means an Opinion of Tax Counsel addressed to the Issuer and to the Trustee to the effect that the action proposed to be taken is permitted by the laws of the State and by this Indenture and will not adversely affect any exclusion from gross income for federal income tax purposes of interest on the Bonds.

         "Government Obligations" means (i) noncallable direct obligations of the United States for which its full faith and credit are pledged, (ii) noncallable obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, or (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (i) or (ii).

         "Indenture" means this Trust Indenture, as it may be amended or supplemented from time to time in accordance with its terms.

         "Interest Payment Date" is defined in the form of the Bonds appearing in Exhibit A hereto.

     "Interest Period" is defined in the form of the Bonds appearing in Exhibit A hereto.

         "J.J. Kenny Index" means, as of any date, the index of 7-day yields on high grade tax exempt municipal bonds as determined by J.J. Kenny Co., Inc. or any successor thereto and published on such date (or, if not published on said date, on the most recent day prior thereto on which such index shall have been so published).

         "Long-Term Interest Rate" means an interest rate on the Bonds set under
Section 2.02(a)(4).

         "Long-Term Interest Rate Period" is defined in Section 2.02(a)(4).

     "Maturity  Date"  means the stated  maturity  for the Bonds as set forth in
Section 2.01.

         "1954 Code" means the Internal Revenue Code of 1954, as amended, and the Treasury regulations thereunder.

         "Note" means the promissory note executed and delivered by the Company concurrently with the issuance of the Bonds in a like principal amount bearing interest at the rate or rates borne by the Bonds.

         "Opinion of Counsel" means a written opinion of counsel who is acceptable to the Issuer and the Trustee. Such counsel may be an employee of or counsel to the Issuer, the Trustee or the Company.

         "Opinion of Tax Counsel" means an Opinion of Counsel by counsel of nationally recognized standing in matters relating to the exclusion of interest from gross income on obligations issued by or on behalf of states and their political subdivisions.

         The term "outstanding" when used with reference to Bonds, or "Bonds outstanding" means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except the following:

               a. Bonds canceled or purchased by or delivered to the Trustee for cancellation.

               b. Bonds that have become due (at maturity or on redemption, acceleration or otherwise) and for the payment, including interest accrued to the due date, of which sufficient moneys are held by the Trustee.

               c. Bonds deemed paid by Section 7.01.

               d. Bonds in lieu of which  others have been  authenticated  under
          Section  2.05  (relating  to  registration  and  exchange of Bonds) or
          Section 2.06 (relating to mutilated, lost, stolen, destroyed or undelivered Bonds).

Bonds purchased pursuant to tenders or in lieu of redemption and not delivered to the Trustee for payment are not outstanding, but there will be outstanding Bonds authenticated and delivered in lieu of such undelivered Bonds as provided in the second paragraph of Section 2.06.

         "Participant" means one of the entities which deposit securities, directly or indirectly, in the Book-Entry System.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         The term "principal," when used with reference to any Bonds, includes any premium payable on those Bonds.

         "Prior Indenture" means the Trust Indenture dated as of March 1, 1992, as supplemented and amended, between the Issuer and the Refunded Bonds Trustee under which the Refunded Bonds were issued.

         "Project" has the meaning assigned to such term in the Agreement.

     "Record Date" is defined in the form of the Bonds appearing as Exhibit A hereto.

         "Refunded Bonds" means $3,930,000 principal amount of the Issuer's Pollution Control Revenue Refunding Bonds (Gulf Power Company Project), Series 1992, being refunded by the Bonds.

         "Refunded Bonds Trustee" means First Union National Bank, as successor to First Union National Bank of Florida, in its capacity as trustee for the Refunded Bonds.

         "Remarketing Agent" means SunTrust Bank, Atlanta and its successors under this Indenture.

         "Responsible Officer" means any officer or trust officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Securities Depository" means The Depository Trust Company, New York, New York or its nominee, and its successors and assigns, or any successor appointed under Section 5.01.

         "State" means the State of Florida.

         "Trustee" means the entity identified as such in the heading of this Indenture and its successors under this Indenture.

         "Unassigned Rights" means the rights of the Issuer under Section 4.2 and Section 5.3 of the Agreement.

     "Weekly Rate" means an interest rate on the Bonds set under Section 2.02(a)(2).

     Section 1.02. Rules of Construction. Unless the context otherwise requires,

               a. an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles,

               b. references to Articles and Sections are to the Articles and Sections of this Indenture, and

               c. the singular form of any word,  including the terms defined in
          Section 1.01, includes the plural, and vice versa, and a word of any gender includes all genders.


                                   ARTICLE II

                                    THE BONDS

         Section 2.01. Issuance of Bonds; Form; Dating. The Bonds shall be designated "Jackson County, Florida Pollution Control Revenue Refunding Bonds (Gulf Power Company Project), Series 1997." The total principal amount of Bonds that may be outstanding shall not exceed $3,930,000. The Bonds shall be substantially in the form of Exhibit A, which is part of this Indenture, in the denominations provided for in the Bonds. The Bonds may have notations, legends or endorsements required by law or usage.

         All Bonds will be dated the date of original issuance and delivery and shall mature, subject to prior redemption, on July 1, 2022. Bonds will be numbered as determined by the Trustee.

         Upon the execution and delivery of this Indenture, the Issuer will execute and deliver to the Trustee and the Trustee will authenticate the Bonds and deliver them to the purchaser or purchasers as directed by the Issuer.

         Section 2.02. Interest on the Bonds. Interest on the Bonds will be payable as provided in the Bonds and in this Section. Interest on the Bonds will initially be payable at the Daily Rate. The interest rate determination method may be changed by the Company as described in paragraph (b) below. The methods of determining the various interest rates are as provided in the following paragraph (a).

         (a) Interest Rate Determination Methods. While there exists an Event of Default under the Indenture, the interest rate on the Bonds will be the rate on the Bonds on the day before the Event of Default occurred, except that if interest on any Bond was then payable at a Commercial Paper Rate, the interest rate for all Bonds then bearing interest at a Commercial Paper Rate will be the highest Commercial Paper Rate then in effect for any Bond.

                  (1) Daily Rate. When interest on the Bonds is payable at a Daily Rate, the Remarketing Agent will set a Daily Rate on or before 11:00 a.m., New York City time, on each Business Day for that Business Day. Each Daily Rate will be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then-prevailing market conditions) for the Remarketing Agent to sell the Bonds on the day the rate is set at their principal amount (without regard to accrued interest). The Daily Rate for any non-Business Day will be the rate for the last day for which a rate was set.

                  (2) Weekly Rate. When interest on the Bonds is payable at a Weekly Rate, the Remarketing Agent will set a Weekly Rate on or before 5:00 p.m., New York City time, on the last Business Day before the commencement of a period during which the Bonds bear interest at a Weekly Rate and on each Tuesday thereafter so long as interest on the Bonds is to be payable at a Weekly Rate or, if any Tuesday is not a Business Day, on the next preceding Business Day. Each Weekly Rate will be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then prevailing market conditions) for the Remarketing Agent to sell the Bonds on the date the rate is set at their principal amount (without regard to accrued interest). Thereafter, each Weekly Rate shall apply to (i) the period beginning on the Wednesday after the Weekly Rate is set and ending on the following Tuesday or, if earlier, ending on the day before the effective date of a new method of determining the interest rate on the Bonds or (ii) the period beginning on the effective date of the change to a Weekly Rate and ending on the next Tuesday.

                  (3) Commercial Paper Rate. During a Commercial Paper Mode, each Bond will bear interest during the Commercial Paper Period for such Bond at the Commercial Paper Rate for such Bond. Different Commercial Paper Periods may apply to different Bonds at any time and from time to time. Except as otherwise described in this subparagraph
         (3), the Commercial Paper Period and Commercial Paper Rate for each Bond will be determined by the Remarketing Agent no later than 12:15 p.m., New York City time, on the first day of each Commercial Paper Period.

                           (i) Determination of Commercial Paper Periods.
                 Subject to Section 2.02(b)(2)(vii), each Commercial Paper Period will be a period of at least 1 day and not more than 365 days, determined by the Remarketing Agent to be the period which, together with all other Commercial Paper Periods for all Bonds then outstanding, will, in the judgment of the Remarketing Agent, result in the lowest overall interest expense on the Bonds over the next 365 days. Each Commercial Paper Period will end on either the day before a Business Day or on the day before the Maturity Date for such Bond. However, any Bond purchased on behalf of the Company and remaining unsold by the Remarketing Agent as of the close of business on the first day of the Commercial Paper Period for that Bond will have a Commercial Paper Period of 1 day or, if that Commercial Paper Period would not end on a day before a Business Day, a Commercial Paper Period of the shortest possible duration greater than 1 day ending on a day before a Business Day.

                           In determining the number of days in each Commercial
                 Paper Period, the Remarketing Agent shall take into account the following factors: (I) existing short-term tax-exempt market rates and indices of such short-term rates, (II) the existing market supply and demand for short-term tax-exempt securities,
                 (III) existing yield curves for short-term and long-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (IV) general economic conditions, (V) industry economic and financial conditions that may affect or be relevant to the Bonds, (VI) the number of days in other Commercial Paper Periods applicable to the Bonds and (VII) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant.

                           (ii) Determination of Commercial Paper Rates. The
                 Commercial Paper Rate for each Commercial Paper Period for each Bond shall be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then-prevailing market conditions) for the Remarketing Agent to sell such Bond on the date and at the time of such determination at its principal amount (without regard to accrued interest).

                  (4) Long-Term Interest Rate. The Remarketing Agent will set a Long-Term Interest Rate on a date no more than 15 days before the beginning of any period (a "Long-Term Interest Rate Period") in which interest on any of the Bonds will be payable at a Long-Term Interest Rate. The last day of each such Long-Term Interest Rate Period shall be determined by the Company in accordance with Section 2.02(b)(1). Each Long-Term Interest Rate will be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then-prevailing market conditions) for the Remarketing Agent to sell the Bonds on the effective date of the Long-Term Interest Rate at their principal amount (without regard to accrued interest).

                  (5) Failure of Remarketing Agent to Announce Interest Rates on the Bonds. If the appropriate interest rate or Commercial Paper Period is not or cannot be determined for whatever reason, the method of determining interest on the Bonds shall be automatically converted to the Weekly Rate (without the necessity of complying with the requirements of Section 2.02(b)) and the interest rate shall be equal to the J.J. Kenny Index, or such other index (or percentage of an index) deemed appropriate for tax-exempt securities of the nature of the Bonds as the Remarketing Agent, with the consent of the Trustee, may have previously selected, until such time as the method of determining interest on the Bonds can be changed in accordance with
         Section 2.02(b); provided, that if the Bonds are then in a Long-Term Interest Rate Period, the Bonds shall bear interest at a Weekly Rate, but only if a Favorable Opinion of Tax Counsel with respect to the change to a Weekly Rate has been delivered to the Trustee and the Issuer. If such Favorable Opinion of Tax Counsel has not been delivered, the Bonds shall remain in a Long-Term Interest Rate Period with an interest rate equal to the interest rate for the prior Long-Term Interest Rate Period and with a duration equal to the prior Long-Term Interest Rate Period (or, if earlier, a Long-Term Interest Rate Period ending on the day before the Maturity Date for such Bond). The Trustee shall promptly notify the Bondholders of any such automatic change as set forth in Section 2.02(c).

                  While Bonds are in a Commercial Paper Mode, during any transition period caused by an automatic conversion of such Bonds to a Weekly Rate in accordance with this Subsection (5), Bonds bearing interest at a Weekly Rate and Bonds bearing interest at a Commercial Paper Rate, as applicable, shall be governed by the provisions of this Indenture applicable to such methods of determining interest on the Bonds.

         (b) (1) Change in Interest Rate Determination Method. The Company may change the method of determining the interest rate on the Bonds by notifying the Issuer, the Trustee, the Remarketing Agent and, if a Book-Entry System is then in effect for the Bonds, the Securities Depository. Such notice shall contain
(a) the effective date, (b) the proposed interest rate determination method, and
(c) if the change is to a Long-Term Interest Rate or Rates, the last day of the first such Long-Term Interest Rate Period and, at the option of the Company, the effective date and last day of any successive Long-Term Interest Rate Periods (which last day for each Long-Term Interest Rate Period must be either the day before the Maturity Date for such Bonds or a day which is before a Business Day and is at least 365 days after the effective date). The Long-Term Interest Rate Period shall be the same duration for all of the Bonds. The notice must be accompanied by a Favorable Opinion of Tax Counsel, except as described below. If the Company's notice complies with this paragraph, and if the Company shall deliver addressed to the Trustee and the Issuer a confirming Opinion of Tax Counsel on the effective date as specified in the notice, the interest rate on the Bonds will be payable at the new rate on the effective date specified in the notice until there is another change as provided in this Section. Notwithstanding anything in this Indenture to the contrary, the Company must deliver a Favorable Opinion of Tax Counsel whenever there is a change from a period during which the interest rate on the Bonds is set at intervals of 365 days or less to a period during which the interest rate on the Bonds is set at intervals in excess of 365 days, or vice versa.

         If the Company wishes to designate successive Long-Term Interest Rate Periods without specifying the effective dates and last days as described in the preceding paragraph for the second or any subsequent Long-Term Interest Rate Periods, it may do so by following the same procedure as for a change in the interest rate determination method as provided in the foregoing paragraph.

         If, 30 days before the end of a Long-Term Interest Rate Period, the Company has not provided for the next interest rate period, a new Long-Term Interest Rate Period of the same duration will follow (or if shorter, a Long-Term Interest Rate Period ending on the day before the Maturity Date for the Bonds).

         When one Long-Term Interest Rate Period follows another, all provisions of this Indenture applying to a change in the interest rate determination method will apply, except:

               (A) the redemption described under "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" in the Bonds;

                  (B) the Company will not be required to deliver a Favorable Opinion of Tax Counsel if a new Long-Term Interest Rate Period begins as a result of the Company failing to provide for the next interest rate period; and

                  (C) the Company will not be required to deliver a Favorable Opinion of Tax Counsel if the Company has previously designated a series of successive Long-Term Interest Rate Periods which, together with the current Long-Term Interest Rate Period, are substantially equal in length, and if a Favorable Opinion of Tax Counsel was delivered before the first such Long-Term Interest Rate Period in that series which applies to each such successive Long-Term Interest Rate Period.

     (2) Limitations. Any change in the method of determining interest on the Bonds pursuant to paragraph (1) above must comply with the following:

                  (i) the effective date of a change (or each effective date in the case of a change from a Commercial Paper Mode) shall be a Business Day which is at least 15 days (30 days if a Long-Term Interest Rate is then in effect and the effective date is before the day after the last day of a Long-Term Interest Rate Period) after the twelfth Business Day after receipt by the Trustee of the Company's notice of the change;

                  (ii) if a Long-Term Interest Rate is then in effect, the effective date of any change must be either the day after the last day of the then current Long-Term Interest Rate Period or, except as described in clause (iii) below, a day on which the Bonds would otherwise be subject to redemption or purchase in lieu of redemption under the paragraph "Optional Redemption at a Premium During Long-Term Interest Rate Period" in Section 8 of the Bonds if the change did not occur;

                  (iii) if the Company has previously designated successive Long-Term Interest Rate Periods, the effective date of each Long-Term Interest Rate Period must be the day after the last day of the previous Long-Term Interest Rate Period;

                  (iv) if a Commercial Paper Mode is then in effect, the effective date of any change must be either the day after the last day of the Commercial Paper Mode or, as to any Bond, the day after the last day of the Commercial Paper Period then in effect (or to be in effect) with respect to that Bond;

               (v) if any Bonds have been called for redemption and the redemption has not yet occurred, the effective date of the change cannot be before such redemption date;

                  (vi) if a Long-Term Interest Rate or a Daily Rate is then in effect, the effective date of any change cannot occur during the period after a Record Date and to, but not including, the related Interest Payment Date; and

                  (vii) if a Commercial Paper Mode is then in effect, the Remarketing Agent shall determine Commercial Paper Periods of such duration that will, in the judgment of the Remarketing Agent, best promote an orderly transition on the effective date. After the receipt by the Trustee of the Company's notice of such change, the day after the last day of each Commercial Paper Period shall be, with respect to such Bond, the effective date of the change. The Remarketing Agent shall promptly give written notice of each such last date and each such effective date with respect to each Bond to the Issuer, the Company, and the Trustee.

                  During any such transition period, Bonds bearing interest at a Commercial Paper Rate shall be governed by the provisions of this Indenture applicable to a Commercial Paper Mode and Bonds bearing interest at a Daily Rate, Weekly Rate or Long-Term Interest Rate, as applicable, shall be governed by the provisions of this Indenture applicable to such methods of determining interest on the Bonds.

         (c) Notice to Bondholders of Change in Interest Rate Determination Method. When a change in the interest rate determination method is to be made, or upon commencement of a new Long-Term Interest Rate Period, the Trustee will, upon notice from the Company pursuant to Section 2.02(b), notify the Bondholders by first class mail at least 15 days before the effective date (or each effective date in the case of an adjustment from a Commercial Paper Mode) of the change, except that such notice shall be given at least 30 days prior to the effective date if a Long-Term Interest Rate is in effect and the effective date is on or before the end of the Long-Term Interest Rate Period. The notice shall be effective when sent and shall state:

               (1) that the interest rate determination method will be changed and what the new method will be,

               (2) the effective date of the new rate, and

               (3) that a mandatory redemption or mandatory purchase in lieu of redemption will result on the effective date of the change as provided in the Bonds and all the information required by this Indenture to be included in a notice of redemption set forth in Section 3.04.

         The information required in any notice pursuant to this subsection (c) and the information referred to in any redemption notice (including an Additional Notice) pursuant to Section 3.04 may be combined in a single notice if it is sent to Bondholders in the manner and at the time specified under "Notice of Redemption" in Section 8 of the form of the Bonds.

         (d) Calculation of Interest. The Remarketing Agent shall provide the Trustee and the Company with notice in writing or by telephone (any such notice by telephone to be delivered to a Responsible Officer of the Trustee) promptly confirmed by facsimile transmission by 12:30 p.m., New York City time,

               (1) on the first Business Day after a month in which interest on the Bonds was payable at a Daily Rate, of the Daily Rate for each day in such month,

               (2) on each day on which a Weekly Rate becomes effective, of the Weekly Rate,

               (3) on the first day of each Commercial Paper Period, of the length thereof and the Commercial Paper Rate, and, if there is more than one Commercial Paper Rate then in effect, of the related applicable principal amounts,

               (4) on the first Business Day of a Long-Term Interest Rate Period, of the Long-Term Interest Rate or Long-Term Interest Rates set for that period and the related applicable principal amounts, and

               (5) on any Business Day preceding any redemption or purchase date, any interest rate requested by the Trustee in order to enable it to calculate the accrued interest, if any, due on such redemption or purchase date.

         Using the rates supplied by this notice, the Trustee will calculate the interest payable on the Bonds. The Remarketing Agent will inform the Trustee and the Company orally at the oral request of either of them of any interest rate set by the Remarketing Agent. The Trustee will confirm the effective interest rate by telephone or in writing to any Bondholder who requests it in any manner.

         The setting of the rates and the determination of Commercial Paper Periods by the Remarketing Agent and the calculation of interest payable on the Bonds by the Trustee as provided in this Indenture will be conclusive and binding on the Issuer, the Company, the Trustee and the owners of the Bonds.

         (e) Change in Rate Determination Method-Opinions of Counsel. Notwithstanding any provision of this Section 2.02, no change shall be made in the interest rate determination method at the direction of the Company pursuant to Section 2.02(b)(1) hereof if the Company shall fail to deliver a Favorable Opinion of Tax Counsel and confirmation thereof required under Section 2.02(b)(1). If the Trustee shall have sent any notice to the Bondholders regarding a change in rate under Section 2.02(c), then in the event of such failure to deliver such opinion or confirmation, the Trustee shall promptly notify all Bondholders of such failure.

         Section 2.03. Execution and Authentication. The Bonds shall be signed on behalf of the Issuer with the manual or facsimile signature of the Chairman or Vice Chairman of its Board of County Commissioners and attested by the manual or facsimile signature of its Clerk or Deputy Clerk, and the seal of the Issuer shall be impressed or imprinted on the Bonds by facsimile or otherwise. All authorized facsimile signatures shall have the same effect as if manually signed. If an officer of the Issuer whose signature is on a Bond no longer holds that office at the time the Trustee authenticates the Bond, the Bond shall nevertheless be valid. Also, if a person signing a Bond is the proper officer on the actual date of execution, the Bond shall be valid even if that person is not the proper officer on the nominal date of action.

         A Bond shall not be valid for any purpose under this Indenture until the Trustee manually signs the certificate of authentication on the Bond. Such signature shall be conclusive evidence that the Bond has been authenticated under this Indenture.

         As a precondition to the initial authentication and delivery of the Bonds, the Trustee shall receive a request and authorization to the Trustee from the Issuer, signed by the Chairman or Vice Chairman of the Issuer, to authenticate and deliver the Bonds to the persons and in the manner therein described.

         Section 2.04. Bond Register. Bonds must be presented at the principal corporate trust office of the Trustee for registration, registration of transfer, exchange and payment. Bonds tendered by their holders must be delivered as specified in the Bonds. The Trustee shall keep a register of Bonds and of their registration of transfer and exchange, which register shall be open to inspection by the Issuer and the Company during normal business hours.

         Section 2.05. Registration and Exchange of Bonds; Persons Treated as Owners. Bonds may be registered as transferred only on the register maintained by the Trustee. Upon surrender for registration of transfer of any Bond to the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing, the Trustee will authenticate a new Bond or Bonds of the same maturity, in an equal total principal amount and registered in the name of the transferee.

         Bonds may be exchanged for an equal total principal amount of Bonds of the same maturity but of different authorized denominations. The Trustee will authenticate and deliver Bonds that the Bondholder making the exchange is entitled to receive, bearing numbers not then outstanding.

         Except in connection with the purchase of Bonds tendered for purchase or purchased in lieu of redemption, the Trustee will not be required to register the transfer of or to exchange any Bond called for redemption or during the period beginning 15 days before the mailing of notice calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

         The registered owner of a Bond shall be treated as the absolute owner of the Bond for all purposes, and payment of principal, interest or purchase price shall be made only to or upon the written order of the holder or the holder's legal representative, notwithstanding any notice, actual or constructive, to the contrary.

         The Trustee will require the payment by a Bondholder requesting exchange or registration of transfer of any tax or other governmental charge required to be paid in respect of the exchange or registration of transfer but will not impose any other charge.

         Section 2.06. Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Trustee will authenticate a new Bond of the same denomination with similar terms if any mutilated Bond shall first be surrendered to the Trustee, and if, in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Issuer, the Trustee and the Company evidence of such loss, theft or destruction, together with an indemnity, satisfactory to them. If the Bond has matured or become subject to redemption or purchase, instead of issuing a replacement Bond, the Trustee may with the consent of the Company pay the Bond without requiring surrender of the Bond and make such requirements as the Trustee deems fit for its protection, including a lost instrument bond. The Issuer, the Company and the Trustee may charge their reasonable fees and expenses in this connection.

         If a Bond is called for redemption and the Company elects to purchase the Bond in lieu of redemption as provided in Article III, or if the holder of a Bond gives irrevocable instructions to the Remarketing Agent for purchase, and in each case funds are deposited with the Trustee sufficient for the purchase, the Trustee upon request of the Company or the Remarketing Agent will authenticate a new Bond in the same maturity and in the same denomination registered as the Company or the Remarketing Agent may direct and deliver it to the Company or upon the Company's order, whether or not the Bond purchased or called for redemption is ever delivered, and the undelivered Bonds shall be canceled on the books of the Trustee, whether or not said undelivered Bonds have been delivered to the Trustee. From and after the purchase date, interest on such Bond shall cease to be payable to the prior holder thereof, such holder shall cease to be entitled to the benefits or security of this Indenture and shall have recourse solely to the funds held by the Trustee for the purchase of such Bond and the Trustee shall not register any further transfer of such Bond by such prior holder. All funds held by the Trustee for the purchase of undelivered Bonds shall be held uninvested.

         Section 2.07. Cancellation of Bonds. Whenever a Bond is delivered to the Trustee for cancellation (upon payment, redemption or otherwise), or for registration of transfer, exchange or replacement pursuant to Section 2.05 or
Section 2.06, the Trustee will promptly cancel and dispose of the Bond in accordance with the Trustee's policy of disposal; provided, however, that the Trustee shall not be required to destroy canceled Bonds.

         Section 2.08. Temporary Bonds. Until definitive Bonds are ready for delivery, the Issuer may execute and the Trustee will authenticate temporary Bonds substantially in the form of the definitive Bonds, with appropriate variations. The Issuer will, without unreasonable delay, prepare and the Trustee will authenticate definitive Bonds in exchange for the temporary Bonds. Such exchange shall be made by the Trustee without charge.


                                   ARTICLE III

           REDEMPTION, PURCHASES IN LIEU OF REDEMPTION AND REMARKETING

         Section 3.01. Notices to Trustee. If the Company wishes that any Bonds be redeemed pursuant to any optional redemption provision in the Bonds, the Company will notify the Trustee of the applicable provision, the redemption date, the principal amount of the Bonds to be redeemed and other necessary particulars in accordance with Section 4.7 of the Agreement.

         Section 3.02. Redemption Dates. The redemption date of Bonds to be redeemed pursuant to any optional redemption provision in the Bonds will be a date permitted by the Bonds and specified by the Company in the notice delivered pursuant to Section 4.7 of the Agreement. The redemption date for mandatory redemptions will be as specified in the Bonds to be redeemed or determined by the Trustee consistently with the provisions of the Bonds.

         Section 3.03. Selection of Bonds to Be Redeemed. Except as provided in the Bonds, if fewer than all the Bonds are to be redeemed, the Trustee will select the Bonds to be redeemed by lot or other method it deems fair and appropriate, except that the Trustee will first select any Bonds owned by the Company or any of its nominees or held by the Trustee for the account of the Company or any of its nominees. The Trustee will make the selection from Bonds not previously called for redemption. For this purpose, the Trustee will consider each Bond in a denomination larger than the minimum denomination permitted by the Bonds at the time to be separate Bonds each in the minimum denomination. Provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption.

         Section 3.04.     Redemption Notices.

         (a) Official Notice of Redemption. The Trustee will give notice of each redemption as provided in the Bonds and will at the same time give a copy of the notice to the Remarketing Agent, provided that no redemption notice shall be given with respect to a redemption under "Mandatory Redemption on Each Interest Payment Date During Commercial Paper Mode" in Section 8 of the form of the Bonds. The notice shall identify the Bonds to be redeemed and shall state (1) the redemption date (and, if the Bonds provide that accrued interest will not be paid on the redemption date, the date it will be paid), (2) the redemption price, (3) that the Bonds called for redemption must be surrendered to collect the redemption price, (4) the address at which the Bonds must be surrendered and
(5) that interest on the Bonds called for redemption ceases to accrue on the redemption date.

         With respect to an optional redemption of any Bonds under "Optional Redemption at a Premium During Long-Term Interest Rate Period," "Extraordinary Optional Redemption" or "Optional Redemption During Daily or Weekly Rate Period" in Section 8 of the form of the Bonds, unless moneys sufficient to pay the principal of, redemption premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice may state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for redemption. If such moneys are not received, such notice shall be of no force and effect, the Issuer shall not redeem such Bonds, the redemption price shall not be due and payable, and the Trustee shall give notice, in the same manner in which the notice of redemption was given, that such moneys were not so received and that such Bonds will not be redeemed.

         Failure to give any required notice of redemption as to any particular Bonds or any defect therein will not affect the validity of the call for redemption of any Bonds in respect of which no such failure or defect has occurred. Any notice mailed as provided in the Bonds shall be effective when sent and will be conclusively presumed to have been given whether or not actually received by any holder.

         (b) Additional Notice of Redemption. In addition to the redemption notice required above, if there is not a Book-Entry System in effect for the Bonds, further notice (the "Additional Notice") shall be given by the Trustee as set out below. No defect in the Additional Notice nor any failure to give all or any portion of the Additional Notice shall in any manner defeat the effectiveness of a call for redemption if notice is given as prescribed in paragraph (a) above.

                  (1) Each Additional Notice of redemption shall contain the information required in paragraph (a) above for an official notice of redemption plus (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of the Bonds as originally issued; (iii) the interest rate determination method for, or the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and
         (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

                  (2) Each Additional Notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail or overnight delivery service (or by such other means as the Trustee may have established with the securities depository or information service) to all registered securities depositories then in the business of holding substantial amounts of obligations similar to the Bonds (such depositories now being Depository Trust Company of New York, New York, Midwest Securities Trust Company of Chicago, Illinois, and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds.

         The information required in any redemption notice (including an Additional Notice) pursuant to this Section and the information required in any notice pursuant to Section 2.02(c) may be combined in a single notice if it is sent to Bondholders in the manner and at the time specified under "Notice of Redemption" in Section 8 of the form of the Bonds.

         Section 3.05. Payment of Bonds Called for Redemption. Upon surrender to the Trustee, Bonds called for redemption shall be paid or purchased in lieu of redemption as provided in this Article at the redemption price (including premium, if any) stated in the notice, plus interest accrued to the redemption date, or at a purchase price as provided in the form of Bond, except that interest payable on Bonds bearing interest at a Daily Rate will be paid on the fifth Business Day following the redemption date. Bonds called for redemption and purchased pursuant to a tender before the redemption date will not be redeemed but will be dealt with as provided below in this Article. Upon the payment of the redemption price of the Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

         Section 3.06. Bonds Redeemed in Part. Subject to Article V, upon surrender of a Bond redeemed or purchased in lieu of redemption in part, the Trustee will authenticate for the holder a new Bond or Bonds in authorized denominations equal in principal amount to the unredeemed or unpurchased portion of the Bond surrendered.

         Section 3.07. Purchase of Bonds in Lieu of Redemption. When Bonds are called for redemption pursuant to the paragraphs captioned "Optional Redemption at a Premium During Long-Term Interest Rate Period", "Mandatory Redemption at Beginning of a New Long-Term Interest Rate Period" or "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" in Section 8 of the form of the Bonds, the Company may purchase some of or all the Bonds called for redemption for a price equal to the otherwise applicable redemption price, if it (or the Remarketing Agent) gives written notice to the Trustee by 5:00 p.m. New York City time on the day before the redemption date that it wishes to purchase the Bonds the principal amount of which is specified in the notice and furnishes the Trustee sufficient money in sufficient time for the Trustee to make the purchase on the redemption date. The Trustee will purchase Bonds called for redemption pursuant to the paragraph captioned "Mandatory Redemption on Each Interest Payment Date During Commercial Paper Mode" unless otherwise instructed in writing by the Company, or unless the Indenture otherwise requires that they be redeemed and canceled, before the redemption date. The Trustee will purchase the Bonds pursuant to this Section only as provided in Section 4.02.

     Section 3.08. Disposition of Purchased Bonds. (a) Bonds to be Remarketed. Bonds purchased pursuant to tenders as provided in the form of Bonds or in lieu of redemption as provided in the foregoing Section will be offered for sale by the Remarketing Agent as provided in this Section except as follows:

                  (1) Bonds purchased pursuant to a tender after having been called for redemption under a provision in the form of Bond that does not provide the Company an option to purchase in lieu of redemption will be canceled.

                  (2) Bonds called for redemption under "Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds" in Section 8 of the form of Bond, which are tendered between the date notice of redemption is given and the redemption date, may be remarketed before the redemption date only if the buyer receives a copy of the redemption notice from the Remarketing Agent.

                  (3) Bonds will not be offered for sale under this Section during the continuance of an Event of Default under Section 8.01(a),
         (b), (c) or (d). Bonds will be offered for sale under this Section during an event which with the passage of time or the giving of notice or both may become an Event of Default only in the sole discretion of the Remarketing Agent.

         (b) Remarketing Effort. Except to the extent the Company directs the Remarketing Agent not to do so, the Remarketing Agent will offer for sale and use reasonable efforts to sell all Bonds to be sold as provided in paragraph (a) above and, when directed by the Company, any Bonds held by the Company. The sale price of each Bond must be equal to the principal amount of each Bond plus accrued interest, if any, to the purchase date. The Company may direct the Remarketing Agent from time to time to cease and to resume sales efforts with respect to some of or all the Bonds. The Remarketing Agent may buy as principal any Bonds to be offered under this Section.

         (c) Notices in Respect of Tenders. When the Trustee receives a notice from a Bondholder (or a Beneficial Owner through its direct Participant) as specified in Section 6 of the form of the Bond for the Bondholder (or a Beneficial Owner through its direct Participant) to tender Bonds, the Trustee will promptly notify the Remarketing Agent and the Company by facsimile transmission or telephone, promptly confirmed in writing, of the receipt of such notice, but in no event later than the following times:

               (i) when the Bonds bear interest at a Daily Rate, no later than 11:30 a.m. (New York City time) on the same Business Day; and

               (ii) when the Bonds bear interest at a Weekly Rate, no later than 11:15 a.m. (New York City time) on the Business Day next succeeding receipt of such notice.

         (d)      Delivery of Remarketed Bonds.

                  (i) Except when a book-entry system of registration is in effect, the Trustee shall hold all Bonds delivered pursuant to this Section in trust for the benefit of the owners thereof until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders, and thereafter, if such Bonds are remarketed, shall deliver replacement Bonds, prepared by the Trustee in accordance with the directions of the Remarketing Agent and authenticated by the Trustee, for any Bonds purchased in accordance with the written directions of the Remarketing Agent to the Remarketing Agent for delivery to the purchasers thereof.

                  (ii) The Remarketing Agent shall advise the Trustee and the Company in writing or by facsimile transmission of the principal amount of Bonds which have been remarketed, together with the denominations and registration instructions (including taxpayer identification numbers) in accordance with the following schedule (all times of which are New York City time):

 CURRENT METHOD OF INTEREST RATE              TIME BY WHICH INFORMATION
 DETERMINATION OR, IN CONNECTION                   TO BE FURNISHED
WITH A CHANGE IN SUCH METHOD, THE                    TO TRUSTEE
   NEW METHOD OF INTEREST RATE
          DETERMINATION
     Commercial Paper Period               12:15 p.m. on the purchase date
        Daily Rate Period                  12:15 p.m. on the purchase date
        Weekly Rate Period                 12:15 p.m. on the purchase date
  Long-Term Interest Rate Period           12:15 p.m. on the purchase date

                  (iii) The terms of any sale by the Remarketing Agent shall provide for the authorization of the payment of the purchase price by the Remarketing Agent to the Trustee in exchange for Bonds registered in the name of the new Bondholder which shall be delivered by the Trustee to the Remarketing Agent at or before 2:00 p.m. (New York City time) on the purchase date if the purchase price has been received from the Remarketing Agent by the time set forth in Section 3.08(e) on the purchase date.

         (e) Delivery of Proceeds of Sale. The Remarketing Agent shall deliver directly to the Trustee an amount equal to the principal amount thereof plus accrued interest, if any, of the Bonds which the Remarketing Agent has advised the Trustee have been remarketed pursuant to Section 3.08(d)(ii) no later than 12:30 p.m. (New York City time) on the purchase date.


                                   ARTICLE IV

                  APPLICATION OF PROCEEDS AND PAYMENT OF BONDS

         Section 4.01. Application of Proceeds. The Issuer will cause the proceeds of the initial sale of the Bonds to be deposited with the Trustee in a segregated trust account. On a date or dates to be designated by the Company the Trustee will disburse the proceeds of the initial sale of the Bonds and any investment earnings thereon to the Refunded Bonds Trustee for deposit in the bond fund created under the Prior Indenture, to be applied to pay the redemption price of the Refunded Bonds upon call for redemption.

         Pursuant to Section 3.1 of the Agreement, the Company has agreed to pay to the Refunded Bonds Trustee the amount in excess of the proceeds of the Bonds needed to pay the redemption price of the Refunded Bonds.

         Section 4.02. Payment of Bonds. The Trustee will make payments of principal of, premium, if any, and interest on the Bonds from moneys available to the Trustee under this Indenture for that purpose. The Trustee will pay the purchase price of tendered Bonds first from the proceeds of the remarketing of Bonds under Section 3.08 and second from other moneys available to the Trustee for that purpose.

         All moneys received as proceeds of remarketing the Bonds under Section
3.08 shall be held segregated by the Trustee in a separate and segregated trust account. To the extent that the payment of principal or interest on the Bonds is made from moneys as described in this Section, such payment shall also satisfy and discharge any payment obligation of the Company under the Note and the Trustee shall promptly notify the Company and the Mortgage Trustee in writing if such payment requirement has not been satisfied. If any Bond is redeemed prior to maturity or if the Company surrenders any Bond to the Trustee for cancellation, the Trustee shall cancel such Bond.

     Section 4.03. Investments of Moneys. The Trustee will invest and reinvest moneys held by the Trustee as directed by the Company in writing, in:

         (a)      Government Obligations;

         (b)      Bonds and notes of the Federal Land Bank;

         (c)      Obligations of the Federal Intermediate Credit Bank;

         (d)      Obligations of the Federal Bank for Cooperatives;

         (e)      Bonds and notes of Federal Home Loan Banks;

         (f) Negotiable or non-negotiable certificates of deposit, time deposits or similar banking arrangements, issued by a bank or trust company (which may be the commercial banking department of the Trustee or any bank or trust company under common control with the Trustee) or savings and loan association which are insured by the Federal Deposit Insurance Corporation or secured as to principal by Government Obligations; or

         (g)      Other investments then permitted by law.

         The Trustee may make investments permitted by this Article through its own bond department or the bond department of any bank or trust company under common control with the Trustee. The Trustee, when authorized by the Company, may trade with itself in the purchase and sale of securities for such investment. Investments will be registered in the name of the Trustee and held by or under the control of the Trustee. The Trustee will sell and reduce to cash a sufficient amount of investments whenever the cash held by the Trustee is insufficient. The Trustee shall not be liable for any loss from such investments to the extent directed by the Company.

         Section 4.04. Moneys Held in Trust; Unclaimed Funds. The Trustee shall deposit into a separate and segregated trust account for the benefit of the Bondholders all moneys received by it for any payment on the Bonds. The proceeds of the initial sale of the Bonds shall be held in a separate and segregated trust account by the Trustee until disbursed as described in Section 4.01. Money received by the Remarketing Agent or the Trustee from the sale of a Bond under
Section 3.08 or for the purchase of a Bond will be held segregated from other funds of the Remarketing Agent or the Trustee in trust for the benefit of the person from whom such Bond was purchased or the person delivering such purchase money, as the case may be, and will not be invested. The Trustee shall promptly, but in no event later than 30 days of their original deposit, apply moneys received from the Company in accordance with this Indenture and as directed in writing by the Company.

         Notwithstanding the provisions of the immediately preceding paragraph, any moneys which shall be set aside by the Trustee or deposited by the Trustee with the paying agents and which shall remain unclaimed by the holders of such Bonds for a period of six (6) years after the date on which such Bonds shall have become due and payable shall upon request in writing be paid to the Company or to such officer, board or body as may then be entitled by law to receive the same, and thereafter the holders of such Bonds shall look only to the Company or to such officer, board or body, as the case may be, for payment and then only to the extent of the amount so received without any interest thereon, and the Trustee, the Issuer and the paying agents shall have no responsibility with respect to such moneys.


                                    ARTICLE V

                                BOOK-ENTRY SYSTEM

         Section 5.01. Book-Entry System. The Bonds shall be initially issued in the name of Cede & Co., as nominee for The Depository Trust Company as the initial Securities Depository and registered owner of such Bonds, and held in the custody of the Securities Depository. A single certificate will be issued and delivered to the Securities Depository, or a custodian thereof, for the Bonds. The Beneficial Owners will not receive physical delivery of Bond certificates except as provided herein. For so long as the Securities Depository shall continue to serve as securities depository for such Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only on the records of the Securities Depository, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of such Bonds is to receive, hold or deliver any Bond certificate. The Issuer, the Company and the Trustee will recognize the Securities Depository or its nominee as the Bondholder of such Bonds for all purposes, including payment, notices and voting.

         The Issuer and the Trustee covenant and agree, so long as The Depository Trust Company shall continue to serve as Securities Depository for the Bonds, to meet the requirements of The Depository Trust Company with respect to required notices and other provisions of the Letter of Representations among The Depository Trust Company, the Issuer, the Trustee, the Company and the Remarketing Agent, executed with respect to the Bonds.

         The Issuer, the Trustee, the Company and the Remarketing Agent may conclusively rely upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry-System and (ii) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

         Whenever, during the term of the Bonds, the beneficial ownership thereof is determined by a book-entry at the Securities Depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository as to registering or registering the transfer of the book-entry to produce the same effect. Any provision hereof permitting or requiring delivery of Bonds shall, while the Bonds are in a Book-Entry System, be satisfied by the notation on the books of the Securities Depository in accordance with applicable law.

         The Trustee and the Issuer, at the direction and expense of the Company and with the consent of the Remarketing Agent, may from time to time appoint a successor Securities Depository and enter into an agreement with such successor Securities Depository to establish procedures with respect to the Bonds consistent with current industry practice. Any successor Securities Depository shall be a "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934, as amended.

         None of the Issuer, the Company, the Trustee nor the Remarketing Agent will have any responsibility or obligation to any Securities Depository, any Participants in the Book-Entry System or the Beneficial Owners with respect to
(i) the accuracy of any records maintained by the Securities Depository or any Participant; (ii) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount or redemption or purchase price of, or interest on, any Bonds; (iii) the delivery of any notice by the Securities Depository or any Participant; (iv) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (v) any other action taken by the Securities Depository or any Participant.

         Bond certificates are required to be delivered to and registered in the name of the Beneficial Owner, under the following circumstances:

               (a) The Securities Depository determines to discontinue providing its service with respect to the Bonds and no successor Securities Depository is appointed as described above. Such a determination may be made at any time by giving 30 days' notice to the Issuer, the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law.

               (b) The Company determines not to continue the Book-Entry System through a Securities Depository.

         The Trustee is hereby authorized to make such changes to the form of bond attached hereto as Exhibit A which are necessary or appropriate to reflect that the Book-Entry System is not in effect, that a successor Securities Depository has been appointed or that an additional or co-paying agent or tender agent has been designated pursuant to Section
         13.03 hereof.

         If at any time, the Securities Depository ceases to hold the Bonds all references herein to the Securities Depository shall be of no further force or effect.


                                   ARTICLE VI

                                    COVENANTS

         Section 6.01. Payment of Bonds. The Issuer will promptly pay the principal of, premium, if any, and interest on, and other amounts due with respect to, the Bonds on the dates and in the manner provided in the Bonds, but only from the amounts assigned to and held by the Trustee under this Indenture. Neither the State of Florida, nor any political subdivision thereof (including Jackson County) shall be obligated to pay the principal of the Bonds, or the premium, if any, or interest thereon or other costs incidental thereto, the same being payable solely from the revenues and receipts hereinabove referred to.

         The Bonds do not pledge the faith, credit or taxing power of the State of Florida or any political subdivision thereof, including the County, but shall be limited and special obligations payable solely from the proceeds derived by the Issuer under the Agreement and the Note, and neither the Issuer nor the State of Florida, nor any political subdivision thereof, shall ever be required to (i) levy ad valorem taxes on any property within its territorial limits to pay the principal of and premium, if any, and interest on the Bonds or to make any other payments provided for hereunder or under the Agreement or the Note for the Bonds, or (ii) pay the same from any funds of the Issuer other than those derived by the Issuer under the Agreement or the Note, and such Bonds shall not constitute a lien upon any property owned by or situated within the territorial limits of the Issuer except the proceeds derived under the Agreement and the Note.

         Section 6.02. Performance of Covenants; Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Florida, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to assign and pledge the Note and the Agreement and the amounts payable under the Note and to pledge the amounts hereby pledged in the manner and to the extent herein set forth; that all action on its part necessary for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.

         Section 6.03. Recording and Filing; Further Assurances. The Issuer will execute and deliver such supplemental indentures and such further instruments, and do such further acts, as the Trustee may reasonably require for the better assuring, assigning and confirming to the Trustee the amounts assigned under this Indenture for the payment of the Bonds. The Issuer further covenants that it will not create or suffer to be created any lien, encumbrance or charge upon its interest in the Note, the Deed of Trust or the Agreement, if any, except the lien of this Indenture.

         Section 6.04. Tax Covenants. The Issuer covenants that it shall not knowingly take any action which would cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Internal Revenue Code of 1986, as amended, and the proposed, temporary or final regulations thereunder as such may be applicable to the Bonds or the proceeds derived from the sale of the Bonds or any other moneys; provided, however, that no action taken by the Issuer pursuant to and in accordance with the terms of the Agreement or this Indenture shall give rise in any manner whatsoever to any claim against or liability of the Issuer under this Indenture; and provided further, that any such claims or liabilities shall in all events be subject to the indemnification provisions of the Agreement.

         Notwithstanding any provision of this Indenture to the contrary, the Trustee shall not be liable or responsible for any calculation or determination which may be required in connection with, or for the purpose of complying with,
Section 148 of the Code, or any successor statute or any regulation, ruling or other judicial or administrative interpretation thereof, including, without limitation, the calculation of amounts required to be paid to the United States of America or the determination of the maximum amount which may be invested in nonpurpose obligations having a yield higher than the yield on the Bonds, and the Trustee shall not be liable or responsible for monitoring the compliance by the Issuer or the Company with any of the requirements of Section 148 of the Code or any applicable regulation, ruling or other judicial or administrative interpretation thereof; it being acknowledged and agreed that the sole obligation of the Trustee with respect to the investment of monies held under any fund or account created hereunder shall be to invest such monies in accordance with Section 4.03 hereof in each case pursuant to the instructions received by the Trustee in accordance with Section 4.03 hereof.

         Section 6.05. Rights Under Agreement. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder; and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder.

         Section 6.06. Designation of Additional Paying Agents. The Issuer may cause, with the consent of the Company, the necessary arrangements to be made through the Trustee and to be thereafter continued for the designation of additional paying agents and for providing for the payment of such of the Bonds as shall be presented when due at the designated corporate trust office of the Trustee, or its successor in trust hereunder, or at the designated principal office of said additional paying agents. All such funds held by said additional paying agents shall be held by each of them in trust and shall constitute a part of the trust estate and shall be subject to the security interest created hereby.

         Section 6.07. Existence of Issuer. The Issuer covenants that it will at all times maintain its legal existence and will duly procure any necessary renewals and extensions thereof; will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it; and will comply with all valid acts, rules, regulations and orders of any legislative, executive, judicial or administrative body applicable to the Project.


                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

         Section 7.01. Bonds Deemed Paid; Discharge of Indenture. Any Bond will be deemed paid for all purposes of this Indenture when (a) payment of the principal of and interest on the Bond to the due date of such principal and interest (whether at maturity, upon redemption or otherwise) or the payment of the purchase price either (1) has been made in accordance with the terms of the Bonds or (2) has been provided for by depositing with the Trustee in trust (A) moneys in an amount which are sufficient to make such payment and/or (B) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure, without any further reinvestment, the availability of sufficient moneys to make such payment, and (b) all compensation and reasonable expenses of the Trustee pertaining to each Bond in respect of which such deposit is made have been paid or provided for to the Trustee's satisfaction. When a Bond is deemed paid, it will no longer be secured by or entitled to the benefits of this Indenture or be an obligation of the Issuer, and shall be payable solely from the moneys or Government Obligations under
(a)(2) above, except that such Bond may be tendered if and as provided in the Bonds and it may be registered as transferred, exchanged, registered, discharged from registration or replaced as provided in Article II.

         Notwithstanding the foregoing, upon the deposit of funds or Government Obligations under clause (a)(2) of the first paragraph of this Section, the purchase price of tendered Bonds shall be paid from the sale of Bonds under
Section 3.08. If payment of such purchase price is not made from the sale of Bonds pursuant to Section 3.08, payment shall be made from funds (or Government Obligations) on deposit pursuant to this Section without the need of any further instruction or direction by the Company, in which case such Bonds shall be surrendered to the Trustee and canceled.

         Notwithstanding the foregoing, no deposit under clause (a)(2) of the first paragraph of this Section shall be deemed a payment of a Bond until the
(1) Company has furnished the Trustee an Opinion of Tax Counsel to the effect that the deposit of such cash or Government Obligations will not cause the Bonds to become "arbitrage bonds" under Section 148 of the Code and (2) (a) notice of redemption of the Bond is given in accordance with Article III or, if the Bond is not to be redeemed or paid within the next 60 days, until the Company has given the Trustee, in form satisfactory to the Trustee, irrevocable instructions
(i) to notify, as soon as practicable, the owner of the Bond, in accordance with
Article III, that the deposit required by (a)(2) above has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of the Bond, and premium, if any, and interest on such Bond, if the Bond is to be redeemed rather than paid and (ii) to give notice of redemption not less than 30 nor more than 60 days prior to the redemption date for such Bond or (b) the maturity of the Bond.

         When all outstanding Bonds are deemed paid under the foregoing provisions of this Section, the Trustee will upon request acknowledge the discharge of the lien of this Indenture, provided, however that the obligations relating to the tender for purchase as provided in the Bonds and obligations under Article II in respect of the registration of transfer, exchange, registration, discharge from registration and replacement of Bonds shall survive the discharge of the lien of the Indenture.

         Section 7.02. Application of Trust Money. The Trustee shall hold in trust money or Government Obligations deposited with it pursuant to the preceding Section and shall apply the deposited money and the money from the Government Obligations in accordance with this Indenture only to the payment of principal of, premium, if any, and interest on the Bonds and to the payment of the purchase price of tendered Bonds.

         Section 7.03. Repayment to Company. Any excess money or securities held by the Trustee at any time under this Article and any money held by the Trustee under any provision of this Indenture for the payment of principal or interest or for the purchase of Bonds that remains unclaimed for six years shall upon request be promptly paid to the Company or to such officer, board or body as may then be entitled by law to receive the same, and thereafter the holders of such Bonds shall look only to the Company or to such officer, board or body, as the case may be, for payment and then only to the extent of the amount so received without any interest thereon, and the Trustee, the Issuer and the paying agents shall have no responsibility with respect to such moneys.

         Section 7.04. Satisfaction of the Deed of Trust. At such time as all of the outstanding Bonds shall have been fully paid or provision made therefor in accordance with the provisions of this Indenture, whichever shall first occur, and the fees and expenses of the Trustee and any paying agents and all other amounts payable by the Company under the Agreement and the Note shall have been paid, the Trustee shall cause the execution and delivery to the Company of such documents as shall be necessary to effect or evidence the satisfaction, discharge and cancellation of the Deed of Trust.


                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

     Section 8.01. Events of Default. An "Event of Default" is any of the following:

               (a) Default in the payment of any interest on any Bond when due and as the same shall become due and payable, which default continues for five days;

               (b) Default in the due and punctual payment of principal on any Bond when due and payable, whether at maturity, upon redemption, or by declaration or otherwise;

               (c) Default in the due and punctual payment of the purchase price of any Bond required to be purchased in accordance with its terms; or

               (d) An event of default has occurred and is continuing under the Agreement.

         Section 8.02. Acceleration. Upon the occurrence of an Event of Default the Trustee may, and upon the written request of the holders of not less than 25% in aggregate principal amount of Bonds then outstanding shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then outstanding and the interest accrued thereon immediately due and payable; and such principal and interest shall thereupon become and be immediately due and payable.

         If after the principal of the Bonds and the accrued interest thereon have been so declared to be due and payable, all arrears of interest and interest on overdue installments of interest (if lawful) and the principal and premium, if any, on all Bonds then outstanding which shall have become due and payable otherwise than by acceleration and all other sums payable under this Indenture or upon the Bonds, except the principal of, and interest on, the Bonds which by such declaration shall have become due and payable, are paid by the Issuer, and the Issuer also performs all other things in respect of which it may have been in default hereunder and pays the reasonable charges of the Trustee, the Bondholders and any trustee appointed under law, including the Trustee's reasonable attorneys' fees, then, and in every such case, the Trustee shall annul such declaration and its consequences, and such annulment shall be binding upon all holders of Bonds issued hereunder; but no such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any such annulment notice pursuant to this paragraph to the Issuer and the Company.

         Section 8.03. Other Remedies. If an Event of Default occurs and is continuing, subject to Section 8.06, the Trustee, before or after declaring the principal of the Bonds and the interest accrued thereon immediately due and payable, may, and upon request of the holders of at least 25% in principal amount of the Bonds then outstanding shall, pursue any available remedy by proceeding at law or in equity available to the Trustee under the Agreement, the Note to collect the principal of or interest on the Bonds or to enforce the performance of any provision of the Bonds, the Note, this Indenture, the Deed of Trust or the Agreement.

         The Trustee, as the assignee of all the right, title and interest of the Issuer in and to the Agreement and the Note, may enforce each and every right granted to the Issuer under the Agreement and the Note. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section 9.01(a) hereof, would best serve the interests of the Bondholders.

         Section 8.04. Legal Proceeding by Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the holders of not less than 25% in principal amount of all Bonds then outstanding and receipt of indemnity to its satisfaction shall, in its own name:

     (a) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right, subject to Section
12.10 hereof, to require the Issuer to enforce any rights under the Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Bondholder and to perform its duties under the Act;

     (b) bring suit upon the Bonds;

     (c) by action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Bondholders; or

     (d) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

         No remedy conferred upon or reserved to the Trustee or to the Bondholders by the terms of this Indenture is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.

         No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time as often as may be deemed expedient.

         No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.

         Section 8.05. Appointment of Receivers. Upon the occurrence and continuance of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Trustee shall be entitled as a matter of right to the appointment of a receiver or receivers of the trust estate with such powers as the court making such appointment shall confer.

         Section 8.06. Waiver of Past Defaults. The holders of a majority in principal amount of the Bonds then outstanding by notice to the Trustee may waive an existing Event of Default and its consequences. When an Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent to it.

         Section 8.07. Control by Majority. The holders of a majority in principal amount of the Bonds then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 9.01, that the Trustee determines is unduly prejudicial to the rights of other Bondholders, or would involve the Trustee in personal liability.

         Section 8.08. Limitation on Suits. A Bondholder may not pursue any remedy with respect to this Indenture or the Bonds unless (a) the holder gives the Trustee notice stating that an Event of Default is continuing, (b) the holders of at least 25% in principal amount of the Bonds then outstanding make a written request to the Trustee to pursue the remedy, (c) such holder or holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense and (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the holders of all Bonds then outstanding. Nothing in the Indenture contained shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of and premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and premium, if any, and interest on each of the Bonds issued hereunder to the respective holders thereof at the time and place, from the source and in the manner in the Bonds expressed.

         A Bondholder may not use this Indenture to prejudice the rights of another Bondholder or to obtain a preference or priority over the other Bondholders.

         Section 8.09. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any holder to receive payment of principal of and interest on a Bond, on or after the due dates expressed in the Bond, or the purchase price of a Bond on or after the date for its purchase as provided in the Bond, or to bring suit for the enforcement of any such payment on or after such dates, shall not be impaired or affected without the consent of the holder.

         Section 8.10. Collection Suit by Trustee. If an Event of Default under
Section 8.01(a), (b) or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount remaining unpaid.

         Section 8.11. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Bondholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the holders in any election of a trustee in bankruptcy or other person performing similar functions. In the event of a bankruptcy or reorganization of the Company, the Trustee may file a proof of claim on behalf of all Bondholders with respect to the obligations of the Company pursuant to the Agreement and the Note.

     Section 8.12. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     FIRST:  To the Trustee for  amounts to which it is entitled  under  Section
9.02.

     SECOND: To Bondholders for amounts due and unpaid on the Bonds for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Bonds for principal and interest, respectively.

     THIRD: To the Issuer for any amounts due and unpaid to it by the Company under the Agreement.

     FOURTH: To the Company.

The Trustee may fix a payment date for any payment to the Bondholders.

         Section 8.13. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Issuer) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 8.07 or a suit by holders of more than 10% in principal amount of the Bonds then outstanding.


                                   ARTICLE IX

                          TRUSTEE AND REMARKETING AGENT

         Section 9.01. Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

                  (a) The Trustee, prior to the occurrence of any Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent corporate trustee would exercise or use under the circumstances in the enforcement of a corporate indenture.

                  (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees selected by it with reasonable care and the Trustee shall not be responsible for the conduct of such attorneys, agents, receivers or employees, if selected with reasonable care, and shall be entitled to advice of counsel concerning all matters relating to the trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction in good faith in reliance upon such opinion or advice.

                  (c) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or re-filing of this Indenture, or any other instrument required by this Indenture to secure the Bonds, or for insuring the Project or collecting any insurance moneys, or for validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby.

                  (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not the Trustee. To the extent permitted by law, the Trustee may also receive tenders and purchase in good faith Bonds from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee.

                  (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon owners of Bonds issued in exchange therefor or in place thereof.

                  (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by the Issuer or the Company as sufficient evidence of the facts therein contained; and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section 9.01, or of which by said subsection it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Clerk or Deputy Clerk of the Issuer under the Issuer's seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

                  (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and it shall not be answerable for other than its negligence or willful default.

                  (h) The Trustee shall not be required to take notice or be deemed to have notice of any Event of Default hereunder except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article IV hereof, unless the Trustee shall be specifically notified in writing of such Event of Default by the Issuer or by the holders of at least 25% in aggregate principal amount of Bonds then outstanding; and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal corporate trust office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

                  (i) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right fully to inspect any and all parts of the Project, including all books, papers and records of the Issuer pertaining to the Project and the Bonds and to take such memoranda from and in regard thereto as may be desired.

                  (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, which the Trustee in its discretion may deem desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

                  (l) Before taking any action referred to in Section 8.02, 8.03, 8.04, 8.05, 8.07, 8.08, 8.09, 8.10, 8.11 or 9.04 hereunder, the
         Trustee may require that satisfactory indemnity be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default by reason of any action so taken.

                  (m) All moneys received by the Trustee or any paying agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received hereunder except such as may be mutually agreed upon.

                  (n) No provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         Section 9.02. Fees, Charges and Expenses of Trustee. The Trustee shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees (including counsel fees incurred in any bankruptcy proceeding) and other expenses reasonably and necessarily made or incurred by the Trustee in connection with such services. Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien, with right of payment prior to payment on account of principal of and premium, if any, and interest on any Bond, upon the trust estate for the foregoing fees, charges and expenses incurred by it.

         Section 9.03. Notice to Bondholders if an Event of Default Occurs. If an Event of Default occurs of which the Trustee is by Section 9.01(h) hereof required to take notice or if notice of an Event of Default be given as in
Section 9.01(h) provided, then the Trustee shall promptly give written notice thereof by registered or certified mail to each owner of Bonds then outstanding.

         Section 9.04. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the owners of the Bonds, the Trustee may intervene on behalf of the Bondholders and shall do so if requested in writing by the owners of at least 25% of the aggregate principal amount of Bonds then outstanding. The rights and obligations of the Trustee under this Section 9.04 are subject to the approval of a court of competent jurisdiction.

         Section 9.05. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.06. Resignation by Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty days' written notice to the Issuer and the Company, served personally or sent by registered or certified mail, and to each owner of Bonds then outstanding, sent by registered or certified mail, and such resignation shall take effect at the end of such thirty days, or upon the earlier appointment of a successor Trustee pursuant to Section 9.08 hereof.

         Section 9.07. Removal of Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer and the Company, and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding.

         Section 9.08. Appointment of Successor Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Issuer at the direction of the Company. The Issuer shall cause notice of such appointment to be given in the same manner as the giving of notices of redemption as set forth in Section 3.04 hereof. If the Issuer fails to make such appointment promptly, a successor may be appointed by the owners of a majority in aggregate principal amount of Bonds then outstanding. Every such successor Trustee appointed pursuant to the provisions of this Section 9.08 shall be a trust company or bank in good standing having a reported capital, surplus and undivided profits of not less than $25,000,000, if there be such an institution willing, qualified and able to accept the trusts upon reasonable and customary terms.

         Section 9.09. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all of the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article IX, shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture shall have been filed and/or recorded and the successor Trustee shall bear the cost thereof.

         Section 9.10. Successor Trustee as Bond Registrar and Paying Agent. In the event of a change of Trustee, the Trustee which has resigned or been removed shall cease to be bond registrar and a paying agent for principal of and premium, if any, and interest on the Bonds, and the successor Trustee shall become such bond registrar and a paying agent.

         Section 9.11. Trustee and Issuer Required to Accept Directions and Actions of Company. Whenever, after a reasonable request by the Company, the Issuer shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any action which the Issuer is required to have the Trustee take pursuant to the provisions of the Agreement or this Indenture, the Company may give any such direction to the Trustee or require the Trustee to take any such action, and the Trustee is hereby irrevocably empowered and directed to accept such direction from the Company as sufficient for all purposes of this Indenture. The Company shall have the right to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Issuer is empowered so to do.

         Certain actions or failures to act by the Issuer under this Indenture may create or result in an Event of Default under this Indenture and the Company may to the extent permitted by law, perform any and all acts or take such action as may be necessary for and on behalf of the Issuer to prevent or correct said Event of Default and the Trustee shall take or accept such performance by the Company as performance by the Issuer in such event.

         The Issuer hereby makes, constitutes and appoints the Company irrevocably as its agent to give all directions, do all things and perform all acts provided, and to the extent so provided, by this Section 9.11.

         Section 9.12. No Transfer of Note or the Deed of Trust Held by the Trustee; Exception. Except as required to effect an assignment to a successor Trustee, the Trustee shall not sell, assign or transfer the Note or the Deed of Trust and the Trustee is authorized to enter into an agreement with the Company to such effect.

         Section 9.13. Filing of Certain Continuation Statements. From time to time, the Trustee shall duly file, or cause to be filed, at the expense of the Company, continuation statements for the purpose of continuing without lapse the effectiveness of the filing of the financing statements with respect to the security interest created by this Indenture in the Agreement and the Note, at or prior to the issuance of the Bonds and any previously filed continuation statements which shall have been filed as herein required. The Issuer shall sign and deliver to the Trustee or its designee such continuation statements as may be requested of it from time to time by the Trustee. Upon the filing of any such continuation statements the Trustee shall immediately notify the Issuer and the Company that the same has been accomplished.

         Section 9.14 Duties of Remarketing Agent. The Remarketing Agent will set the interest rates on the Bonds and perform the other duties provided for in
Section 2.02 and will remarket the Bonds as provided in Section 3.08, subject to any provisions of a remarketing agreement between the Company and the Remarketing Agent. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything any other Bondholder may do to the same extent as if the Remarketing Agent were not serving as such.

         Section 9.15 Eligibility of Remarketing Agent. The initial Remarketing Agent appointed under this Indenture is SunTrust Bank, Atlanta. The Remarketing Agent will be a bank, trust company or member of the National Association of Securities Dealers, Inc. organized and doing business under the laws of the United States or any state or the District of Columbia, will have a combined capital stock, surplus and undivided profits of at least $15,000,000 as shown in its most recent published annual report, will be a Participant in the Securities Depository and will be authorized by law to perform all the duties imposed upon it by this Indenture. Any successor Remarketing Agent shall be rated at least Baa3/P-3 or otherwise qualified by Moody's Investors Service, Inc. or have an equivalent rating of another rating agency.

         Section 9.16 Replacement of Remarketing Agent. The Remarketing Agent may resign by notifying the Issuer, Trustee and Company. Such resignation will take effect on the day a successor Remarketing Agent appointed in accordance with this Section has accepted the appointment or, if no successor has so accepted, 30 days after notice of resignation has been sent. The Company may remove the Remarketing Agent at any time by an instrument signed by the Company and filed with the Remarketing Agent, the Issuer and the Trustee at least 30 days prior to the effective date of such removal (which will not in any event occur prior to the appointment of a successor Remarketing Agent). A new Remarketing Agent may be appointed by the Company upon the resignation or removal of the Remarketing Agent. The Trustee shall promptly notify the Bondholders of any change in the Remarketing Agent.

         Section 9.17. Compensation of Remarketing Agent. The Remarketing Agent will not be entitled to any compensation from the Issuer, the Trustee or any property held under this Indenture but must make separate arrangements with the Company for compensation.

         Section 9.18. Successor Remarketing Agent. If the Remarketing Agent consolidates with, merges or converts into, or transfers all or substantially all its assets (or, in the case of a bank or trust company, its corporate trust assets) to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Remarketing Agent, provided that such successor shall be eligible under the applicable provisions in this Article.


                                    ARTICLE X

                   AMENDMENTS OF AND SUPPLEMENTS TO INDENTURE

     Section 10.01. Without Consent of Bondholders. The Issuer and the Trustee may amend or supplement this Indenture or the Bonds without notice to or consent of any Bondholder:

               (a) to cure any ambiguity, inconsistency or formal defect or omission,

               (b) to grant to the Trustee for the benefit of the Bondholders additional rights, remedies, powers or authority,

               (c) to subject to this Indenture additional collateral or to add other agreements of the Issuer,

               (d) to modify this Indenture or the Bonds to permit qualification under the Trust Indenture Act of 1939, as amended, or any similar federal statute at the time in effect, or to permit the qualification of the Bonds for sale under the securities laws of any state of the United States,

               (e) to authorize different authorized denominations of the Bonds and to make correlative amendments and modifications to this Indenture regarding exchangeability of Bonds of different authorized denominations, redemptions of portions of Bonds of particular authorized denominations and similar amendments and modifications of a technical nature,

               (f) to increase or decrease the number of days specified for the giving of notices in Section 2.02 and to make corresponding changes to the period for notice of redemption of the Bonds; provided that no decreases in any such number of days shall become effective except while the Bonds bear interest at a Daily Rate or a Weekly Rate and until 30 days after the Trustee has given notice to the owners of the Bonds,

               (g) to provide for an uncertificated system of registering the Bonds or to provide for the change to or from a Book-Entry System for the Bonds,

               (h)  to  evidence  the   succession  of  a  new  Trustee  or  the
          appointment by the Trustee or the Issuer of a co-trustee, or

               (i) to make any change (including a change in Section 4.01 to reflect any amendment to the Code or interpretations by the Internal Revenue Service of the Code) that does not materially adversely affect the rights of any Bondholder.

         Section 10.02. With Consent of Bondholders. If an amendment of or supplement to this Indenture or the Bonds without any consent of Bondholders is not permitted by the preceding Section, the Issuer and the Trustee may enter into such amendment or supplement without prior notice to any Bondholders but with the consent of the holders of at least a majority in aggregate principal amount of the Bonds then outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may (a) extend the maturity of the principal of, or interest on, any Bond, (b) reduce the principal amount of, or rate of interest on, any Bond, (c) effect a privilege or priority of any Bond or Bonds over any other Bond or Bonds, (d) reduce the percentage of the principal amount of the Bonds required for consent to such amendment or supplement, (e) impair the exclusion from federal gross income of interest on any Bond, (f) eliminate the holders' rights to tender the Bonds, or any mandatory redemption of the Bonds, extend the due date for the purchase of Bonds tendered by the holders thereof or call for mandatory redemption or reduce the purchase or redemption price of such Bonds, (g) create a lien ranking prior to or on a parity with the lien of this Indenture on the property described in the Granting Clause of this Indenture or (h) deprive any Bondholder of the lien created by this Indenture on such property. In addition, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to
Article VII for the payment of Bonds and those Bonds shall not have in fact been actually paid in full, no amendment to the provisions of that Article shall be made without the consent of the holder of each of those Bonds affected.

         Section 10.03. Effect of Consents. Any consent received pursuant to
Section 10.02 will bind each Bondholder delivering such consent and each subsequent holder of a Bond or portion of a Bond evidencing the same debt as the consenting holder's Bond.

         Section 10.04. Notation on or Exchange of Bonds. If an amendment or supplement changes the terms of a Bond, the Trustee may require the holder to deliver it to the Trustee. The Trustee may place an appropriate notation on the Bond about the changed terms and return it to the holder. Alternatively, if the Trustee, the Issuer and the Company determine, the Issuer in exchange for the Bond will issue and the Trustee will authenticate a new Bond that reflects the changed terms.

         Section 10.05. Signing by Trustee of Amendments and Supplements. The Trustee will sign any amendment or supplement to the Indenture or the Bonds authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing an amendment or supplement, the Trustee will be entitled to receive and (subject to Section 9.01) will be fully protected in relying on an Opinion of Counsel stating that such amendment or supplement is authorized by this Indenture.

     Section 10.06. Company Consent Required. An amendment or supplement to this Indenture or the Bonds shall not become effective unless the Company delivers to the Trustee its written consent to the amendment or supplement.

         Section 10.07. Notice to Bondholders. The Trustee shall cause notice of the execution of each supplement or amendment to this Indenture or the Agreement to be mailed to the Bondholders. The notice will at the option of the Trustee, either (i) briefly state the nature of the amendment or supplement and that copies of it are on file with the Trustee for inspection by Bondholders or (ii) enclose a copy of such amendment or supplement.


                                   ARTICLE XI

                 AMENDMENTS OF AND SUPPLEMENTS TO THE AGREEMENT

         Section 11.01. Without Consent of Bondholders. The Issuer may enter into, and the Trustee may consent to, any amendment of or supplement to the Agreement or the Note, or may waive compliance by the Company of any provision of the Agreement or the Note, in each case without notice to or consent of any Bondholder, if the amendment, supplement or waiver is required or permitted (a) by the provisions of the Agreement or this Indenture, (b) to cure any ambiguity, inconsistency or formal defect or omission, (c) to identify more precisely the Project, (d) in connection with any authorized amendment of or supplement to this Indenture or (e) to make any change that in the judgment of the Trustee does not materially adversely affect the rights of any Bondholder.

         Section 11.02. With Consent of Bondholders. If an amendment of or supplement to the Agreement or the Note without any consent of Bondholders is not permitted by the foregoing Section, the Issuer may enter into, and/or the Trustee may consent to (as the case may be), such amendment or supplement, or may waive compliance by the Company of any provision of the Agreement, without notice to any Bondholder but with the consent of the holders of at least a majority in aggregate principal amount of the Bonds then outstanding. However, without the consent of each Bondholder affected thereby, no amendment, supplement or waiver may result in anything described in the lettered clauses of
Section 10.02.

         Section 11.03. Consents by Trustee to Amendments or Supplements. The Trustee will consent to any amendment or supplement to the Agreement or the Note authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing a consent to an amendment or supplement, the Trustee shall be entitled to receive and (subject to Section 9.01) shall be fully protected in relying on an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture.


                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01. Notices. (a) Any notice, request, direction, designation, consent, acknowledgment, certification, appointment, waiver or other communication required or permitted by this Indenture or the Bonds must be in writing except as expressly provided otherwise in this Indenture or the Bonds.

         (b) Any notice or other communication shall be sufficiently given and deemed given when delivered by hand or mailed by first-class mail, postage prepaid, addressed as follows: if to the Issuer, to the Chairman of the Board of Commissioners, Jackson County Administration Building, Marianna, Florida 32446; if to the Trustee, to First Union National Bank, at 225 Water Street, 3rd Floor, Jacksonville, Florida 32202, Attention: Corporate Trust Department; if to the Company, at 500 Bayfront Parkway, Pensacola, Florida 32501, Attention:
Treasurer, with copies to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Corporate Finance Department; and if to the Remarketing Agent, to SunTrust Bank, Atlanta, 303 Peachtree Street, 23rd Floor, Atlanta, Georgia 30308, Attention: Municipal Desk. Any addressee may designate additional or different addresses for purposes of this Section.

         Section 12.02. Bondholders' Consents. Any consent or other instrument required by this Indenture to be signed by Bondholders may be in any number of concurrent documents and may be signed by a Bondholder or by the holder's agent appointed in writing. Proof of the execution of such instrument or of the instrument appointing an agent and of the ownership of Bonds, if made in the following manner, shall be conclusive for any purposes of this Indenture with regard to any action taken by the Trustee under the instrument:

                  (a) The fact and date of a person's signing an instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within that jurisdiction that the person signing the writing acknowledged before the officer the execution of the writing, or by an affidavit of any witness to the signing.

                  (b) The fact of ownership of Bonds, the amount or amounts, numbers and other identification of such Bonds and the date of holding shall be proved by the registration books kept pursuant to this Indenture.

         In determining whether the holders of the required principal amount of Bonds outstanding have taken any action under this Indenture, Bonds owned by the Company or any person controlling, controlled by or under common control with the Company shall be disregarded and deemed not to be outstanding. In determining whether the Trustee shall be protected in relying on any such action, only Bonds which the Trustee knows to be so owned shall be disregarded.

         Any consent or other instrument shall be irrevocable and shall bind any subsequent owner of such Bond or any Bond delivered in substitution therefor.

         Section 12.03. Appointment of Separate Paying Agent and/or Tender Agent. If, at any time, the Securities Depository ceases to hold the Bonds, with the effect that the Bonds are no longer subject to the Book-Entry System, then the Issuer and the Trustee, acting at the request of the Company, may appoint one or more banks or trust companies to act as paying agent and/or tender agent for the Bonds hereunder. Any such paying agent or tender agent shall be a bank or trust company organized under the laws of the United States of America or any state thereof, shall have a reported capital and surplus of at least $100,000,000 and a corporate trust office located in New York, New York at which Bonds may be presented for payment or purchase and shall perform such duties and responsibilities as may be delegated to it hereunder. If such a paying agent or tender agent is appointed, then all references herein to the "Trustee" shall include such paying agent or tender agent to the extent of the duties performed by such entity.

         Section 12.04. Limitation of Rights. Nothing expressed or implied in this Indenture or the Bonds shall give any person other than the Trustee, Issuer, Company, Remarketing Agent and the Bondholders any right, remedy or claim under or with respect to this Indenture.

         Section 12.05. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

         Section 12.06. Payments Due on Non-Business Days. If a payment date is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day, and no interest shall accrue for the intervening period.

     Section 12.07. Governing Law. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State.

     Section 12.08. Captions. The captions in this Indenture are for convenience only and do not define or limit the scope or intent of any provisions or Sections of this Indenture.

         Section 12.09. No Liability of Officers. No covenant or agreement contained in the Bonds or this Indenture shall be deemed to be a covenant or agreement of any commissioner, agent or employee of the Issuer in his individual capacity, and neither the officers of the Issuer nor any official executing the Bonds or this Indenture shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds or the execution, delivery and performance of this Indenture.

         Section 12.10. Limitation upon Responsibility of the Issuer. (a) Notwithstanding anything to the contrary contained herein or in any of the Bonds, the Agreement or in any other instrument or document executed by or on behalf of the Issuer in connection herewith, (i) the Issuer shall have no obligation to take action under this Indenture, the Bonds, the Agreement or such other instruments or documents, unless Issuer is reasonably requested in writing by an appropriate person to take such action and is provided with indemnity and assurances reasonably satisfactory to it of payment of or reimbursement for any expenses (including attorneys' fees) in such action, and (ii) any judgment rendered against the Issuer for breach of its obligations hereunder or under the Bonds, the Agreement or such instruments or documents, shall be payable solely from the revenues derived by the Issuer hereunder or under the Agreement or the Note, and no personal liability or charge payable directly or indirectly from the general funds of the Issuer shall arise therefrom.

         (b) The Issuer shall not be required to incur any expense with respect to the Project or the Bonds unless requested to do so by the Company, in which event the Company hereby agrees to reimburse the full amount of such expense to the Issuer, and the Issuer may require payment to it of such amount as a prerequisite to its incurring any such expense.

         (c) In acting under this Indenture, the Bonds, the Agreement, the Note or such other instruments or documents, or in refraining from taking such action, the Issuer may conclusively rely on the advice of its counsel.

     Section 12.11 Counterparts. This Indenture may be signed in several counterparts. Each will be an original, but all of them together constitute the same instrument.

         IN WITNESS WHEREOF, Jackson County, Florida has caused these presents to be signed in its name and behalf by the Chairman or Vice Chairman of its Board of County Commissioners, and its official seal to be hereunto affixed and attested by its Clerk or Deputy Clerk, and to evidence its acceptance of the trusts hereby created First Union National Bank, as Trustee, has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the day and year first above written.

[SEAL]                                 JACKSON COUNTY, FLORIDA


                                       By:
                                            Chairman of the Jackson County
                                            Board of County Commissioners

Attest:



Clerk of the Jackson County
Board of County Commissioners


                                        FIRST UNION NATIONAL BANK, as Trustee


[SEAL]                                  By:
                                        Title:

                                                                    Attachment A


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.



                            UNITED STATES OF AMERICA

                                STATE OF FLORIDA


No. R-1                                                            $3,930,000

                             JACKSON COUNTY, FLORIDA
                    POLLUTION CONTROL REVENUE REFUNDING BOND
                          (GULF POWER COMPANY PROJECT)
                                   SERIES 1997

                                                             TYPE OF INTEREST
MATURITY DATE             DATED DATE             CUSIP         RATE PERIOD

July 1, 2022             July 1, 1997          466745AC0          Daily



REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT: $3,930,000

         Jackson County, Florida (the "Issuer"), a "local agency" as defined in the Florida Industrial Development Financing Act, being Part II of Chapter 159, Florida Statutes, Sections 159.25 through 159.431, and a political subdivision of the State of Florida, for value received, hereby promises to pay, solely from the sources described in this Bond, to the Registered Owner identified above, or registered assigns, on the Maturity Date stated above (or if this Bond is called for earlier redemption as described herein, on the redemption date) the principal amount identified above and to pay interest as provided in this Bond.

         1. Indenture; Agreement. This Bond is one of the bonds (the "Bonds"), limited to $3,930,000 in principal amount, issued under the Trust Indenture dated as of July 1, 1997 (the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Trustee"). The terms of the Bonds include those in the Indenture. Bondholders are referred to the Indenture for a statement of those terms. When used with reference to the Bonds, the term "principal" includes any premium payable on those Bonds. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

         The Issuer has entered into a Loan Agreement dated as of July 1, 1997 (the "Agreement") with Gulf Power Company, a corporation organized and existing under the laws of the State of Maine and qualified and doing business as an electric utility in the State of Florida (the "Company"). Under the provisions of the Agreement, the Issuer has loaned the proceeds of the Bonds of this series to the Company (the "Loan"). In order to evidence the Loan and the Company's obligation to repay the same, the Company has executed and delivered its non-negotiable promissory note (the "Note"). The Note provides for the repayment by the Company of the Loan, including interest thereon, in installments sufficient to pay the principal of, purchase price and premium, if any, and interest on the Bonds as the same shall become due and payable, and the Agreement further obligates the Company to pay the cost of operating, maintaining and repairing the Project (as hereinafter defined). The Note provides that the payments thereunder shall be paid directly to the Trustee as assignee of the Issuer. The Issuer has assigned its rights to such payments under the Agreement and the Note to the Trustee as security for the Bonds. The proceeds of the Bonds will be used to refund certain outstanding revenue bonds issued to refinance the interest of the Company in certain air and water pollution control and sewage and solid waste disposal facilities (the "Project") located at the Scholz steam electric generating plant (the "Plant") in Jackson County, Florida.

         The Indenture, the Agreement and the Note may be amended, and references to them include any amendments.

         The Issuer has established a book-entry only system of registration for the Bonds (the "Book-Entry System"). Except as specifically provided otherwise in the Indenture, a Securities Depository (or its nominee) will be the registered owner of this Bond. By acceptance of a confirmation of purchase, delivery or transfer, the Beneficial Owner (if any) of this Bond shall be deemed to have agreed to this arrangement. If the Securities Depository (or its nominee) is the registered owner of this Bond, it shall be treated as the owner of it for all purposes.

         2. Source of Payments. The principal of, premium, if any, and interest on the Bonds are limited special obligations of the Issuer and, as provided in the Indenture, are payable solely and only from payments derived from the Agreement, the Note and from any other moneys held by the Trustee under the Indenture for such purpose. The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of Florida, particularly Florida Industrial Development Financing Act, being Part II of Chapter 159, Florida Statutes, Sections 159.25 through 159.431, as amended, and pursuant to resolutions adopted by the Issuer on June 19, 1997, which resolutions authorize the execution and delivery of the Agreement and the Indenture. The Bonds and the interest thereon are limited special obligations of the Issuer and are payable solely from the revenues and other amounts derived from the Agreement and the Note and are secured as set forth in the Indenture. The Bonds and premium, if any, and interest thereon shall not be deemed to constitute a debt or general obligation or a pledge of the faith and credit of the State of Florida or any political subdivision thereof, including the County of Jackson. Neither the State of Florida nor any political subdivision thereof nor the Issuer shall be obligated to pay the principal of the Bonds or premium, if any, or interest thereon or other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the State of Florida or any political subdivision thereof is pledged to the payment of the principal of the Bonds or premium, if any, or interest thereon or other costs incident thereto. Payments under the Note sufficient for the prompt payment when due of the principal of and premium, if any, and interest on the Bonds are to be paid to the Trustee by the Company for the account of the Issuer and deposited in a special trust account created by the Issuer and have been duly pledged and assigned for that purpose. In addition, substantially all other rights of the Issuer under the Agreement have also been assigned to the Trustee to secure payment of the principal of and premium, if any, and interest on the Bonds issued under the Indenture.

         3. Interest Rate. Interest on this Bond will be paid at the lesser of
(a) a Daily Rate, a Weekly Rate, a Commercial Paper Rate or a Long-Term Interest Rate as selected by the Company and as determined in accordance with the Indenture and (b) 15%. Interest will initially be payable at a Daily Rate as set forth in the Indenture. The Company may change the interest rate determination method from time to time. A change in the method will result in mandatory redemption or purchase of the Bonds (see "Redemptions" below). While there exists an Event of Default under the Indenture, the interest rate on the Bonds will be the rate on the Bonds on the day before the Event of Default occurred, except that if interest on any Bond was then payable at a Commercial Paper Rate, the interest rate for all Bonds then bearing interest at a Commercial Paper Rate will be the highest Commercial Paper Rate then in effect for any Bond.

         When interest is payable at a Daily, Weekly or Commercial Paper Rate, it will be computed on the basis of the actual number of days elapsed over a year of 365 days (366 in leap years), and when payable at a Long-Term Interest Rate on the basis of a 360-day year of twelve 30-day months. Interest on overdue principal and, to the extent lawful, on overdue premium and interest will be payable at the rate on the Bonds on the day before the default occurred.

         4. Interest Payment and Record Dates. Interest will accrue on the unpaid portion of the principal of this Bond from the Dated Date stated above and thereafter from the Interest Payment Date (as hereinafter defined) next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds of this series, in which case from said Dated Date; provided, however, that if the date of authentication is between the Record Date (as hereinafter defined) for any Interest Payment Date and such Interest Payment Date, then interest will accrue from such Interest Payment Date or, if the Company shall default in payment of the interest due on such Interest Payment Date, then from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, then from said Dated Date. When interest is payable at the rate in the first column below, interest accrued during the period (an "Interest Period") shown in the second column will be paid on the date (an "Interest Payment Date") in the third column to holders of record on the date (a "Record Date") in the fourth column:

              INTEREST                INTEREST
RATE          ACCRUAL PERIOD          PAYMENT DATE         RECORD DATE

Daily*        Calendar month          Fifth Business Day   Last Business Day
                                      of the next month    of the month

Weekly*       Calendar month          First Business Day   Last Business Day
                                      of the next month    before Interest
                                                           Payment Date

Commercial    From 1 to 365 days      Day after the last   Last Business Day
Paper         as determined for       day of Commercial    before Interest
              each Bond pursuant to   Paper Period         Payment Date
              Section 2.02(a)(3) of
              the Indenture
              ("Commercial Paper
              Period")

Long-Term**   Six-month period or     Next day (January 1  Fifteenth of the
              portion thereof         or July 1)           month before the
              ending the last day                          Interest Payment
              of December or                               Date (December 15 or
              June                                         June 15)***


* If there shall be a change from a Daily Rate or a Weekly Rate on a day other than the first day of a calendar month, the then current Interest Period relating to such Daily Rate or Weekly Rate shall end on the day immediately preceding the date on which the new interest rate on the Bonds shall become effective, which date in the case of a change from a Weekly Rate, shall be the Interest Payment Date for such Interest Period, for which the Record Date shall be the immediately preceding Business Day; but in the case of a change from a Daily Rate, the Interest Payment Date for such Interest Period shall be the fifth Business Day after the last day of such Interest Period, for which the Record Date shall be the last Business Day of such Interest Period. If such new interest rate shall be a Daily Rate or a Weekly Rate, the first Interest Period relating thereto shall begin on the effective date of such new interest rate and end on the last day of the then current calendar month, for which the Interest Payment Date and the Record Date shall be as prescribed in this Table.

** If there shall be a change from a Long-Term Interest Rate on a day other than the day after the last day of the then current Long-Term Interest Rate Period, or if there shall be an early termination of such Long-Term Interest Rate Period and a new Long-Term Interest Rate shall be set, such Long-Term Interest Rate Period shall end on the day immediately preceding the date on which the new interest rate shall become effective, which date shall be the Interest Payment Date for such Long-Term Interest Rate Period, for which the Record Date shall be 15 days prior to such Interest Payment Date or, if sooner, the first day of such Long-Term Interest Rate Period. If such new interest rate shall be a Daily Rate or a Weekly Rate, the first Interest Period relating thereto shall begin on the effective date of such new interest rate and end on the last day of the then current calendar month, for which the Interest Payment Date and the Record Date shall be as prescribed in this Table.

*** If an Interest Payment Date occurs less than 15 days after the first day of a Long-Term Interest Rate Period, the first day of such Long-Term Interest Rate Period is the Record Date for such Interest Payment Date.


"Business Day" is defined in the Indenture. Payment of defaulted interest will be made to holders of record as of the fifth-to-last Business Day before payment.
         5. Method of Payment. Holders must surrender Bonds to the Trustee to collect principal at maturity or upon redemption. (See "Tenders" below for the payment of purchase price of tendered Bonds.) Interest on Bonds bearing interest at a Commercial Paper Rate is payable only upon presentation of such Bonds to the Trustee. Interest on Bonds bearing interest at a Daily, Weekly or Long-Term Interest Rate will be paid to the registered holder hereof as of the Record Date by check mailed by first-class mail on the Interest Payment Date to such holder's registered address. A holder of $1,000,000 or more in principal amount of Bonds may be paid interest at a Daily, Weekly or Commercial Paper Rate by wire transfer in immediately available funds to an account in the continental United States if the holder makes a written request of the Trustee (in form satisfactory to the Trustee) at least two Business Days before the Record Date specifying the account address. The notice may provide that it will remain in effect for later interest payments until changed or revoked by another written notice. Principal and interest will be paid in money of the United States that at the time of payment is legal tender for payment of public and private debts or by checks or wire transfers payable in such money. If any payment on the Bonds is due on a non-Business Day, it will be made on the next Business Day, and no interest will accrue as a result.

         6. Tenders. "Tender" means to require, or the act of requiring, the Trustee to purchase a Bond at the holder's option under the provisions of this
Section 6 at 100% of the principal amount plus interest accrued to the date of purchase. During a Daily Rate Period, if a Bond is tendered after the Record Date and before the Interest Payment Date for that Interest Period, the Trustee will pay (but only from funds available therefor as provided in the Indenture) a purchase price of principal plus interest accruing after the last day of that Interest Period. The holder will receive interest for that Interest Period by check or wire transfer as described in Section 5 above.

         Daily Rate Tender. When interest on the Bonds is payable at a Daily Rate and a Book-Entry System is in effect, a Beneficial Owner (through its direct Participant in the Securities Depository) may tender his interest in a Bond (or portion of Bond) by delivering an irrevocable written notice or an irrevocable telephone notice, promptly confirmed in writing, to the Trustee (any such telephone notice to be delivered to a trust officer of the Trustee) and an irrevocable notice by telephone, telegraph or facsimile transmission to the Remarketing Agent, in each case by 11:00 a.m., New York City time, on a Business Day, stating the principal amount of the Bond (or portion of Bond) being tendered, payment instructions for the purchase price and the Business Day (which may be the date the notice is delivered) the Bond (or portion of Bond) is to be purchased. The Beneficial Owner shall effect delivery of such Bonds by causing such direct Participant to transfer its interest in the Bonds equal to such Beneficial Owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository. Any notice received by the Trustee after 11:00 a.m., New York City time, shall be deemed to have been given on the next Business Day.

         When interest on the Bonds is payable at a Daily Rate and a Book-Entry System is not in effect, a holder of a Bond may tender the Bond (or portion of Bond) by delivering the notices as described above (which shall include the certificate number of the Bond), and shall also deliver the Bond to the Trustee by 1:00 p.m., New York City time, on the date of purchase (see additional requirements below).

         Weekly Rate Tender. When interest on the Bonds is payable at a Weekly Rate and a Book-Entry System is in effect, a Beneficial Owner (through its direct Participant in the Securities Depository) may tender his interest in a Bond (or portion of Bond) by delivering an irrevocable written notice or an irrevocable telephone notice, promptly confirmed in writing, to the Trustee (any such telephone notice to be delivered to a trust officer of the Trustee) and an irrevocable notice by telephone, telegraph or facsimile transmission to the Remarketing Agent, in each case prior to 5:00 p.m., New York City time on a Business Day stating the principal amount of the Bond (or portion of Bond) being tendered, payment instructions for the purchase price, and the date, which must be a Business Day at least seven days after the notice is delivered, on which the Bond (or portion of Bond) is to be purchased. The Beneficial Owner shall effect delivery of such Bonds by causing such direct Participant to transfer its interest in the Bonds equal to such Beneficial Owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository.

         When interest on the Bonds is payable at a Weekly Rate and a Book-Entry System is not in effect, a holder of a Bond may tender the Bond (or portion of Bond) by delivering the notices as described above (which shall include the certificate number of the Bond), and shall also deliver the Bond to the Trustee by 1:00 p.m., New York City time, on the date of purchase (see additional requirements below).

         Payment of Purchase Price. The purchase price for a tendered Bond will be paid in immediately available funds to the registered owner of the Bond by the close of business on the date of purchase.

     7. Delivery Address; Additional Delivery Requirements. Notices in respect of tenders and Bonds tendered must be delivered to the Trustee as follows:

                           First Union National Bank
                           225 Water Street, 3rd Floor
                           Jacksonville, Florida  32202
                           Attention:  Corporate Trust Department
                           Telephone:  (904) 361-3174
                           Fax:  (904) 361-7735

         Notices in respect of tenders shall be delivered to the Remarketing Agent as follows:

                           SunTrust Bank, Atlanta
                           303 Peachtree Street, 23rd Floor
                           Atlanta, Georgia 30308
                           Attention: Municipal Desk
                           Telephone:  (404) 588-7981
                           Fax:  (404) 724-3219

The delivery addresses or telephone numbers of the Trustee or the Remarketing Agent may be changed by notice mailed by first class mail to the Bondholders at their registered addresses.

         All tendered Bonds must be accompanied by an instrument of transfer satisfactory to the Trustee, executed in blank by the registered owner or his duly authorized attorney, with the signature guaranteed by an eligible guarantor institution.

         Limitation on Tenders. No Bonds may be tendered while they bear interest at a Commercial Paper Rate or a Long-Term Interest Rate.

         Irrevocable Notice Deemed to be Tender of Bond; Undelivered Bonds. The giving of notice by the registered owner of a Bond as provided in Section 6 constitutes the irrevocable tender for purchase of each Bond (or portion) with respect to which such notice was given, irrespective of whether such Bond was delivered as provided in Section 6. The determination of the Trustee as to whether a notice of tender has been properly delivered shall be conclusive and binding upon the Bondholders.

         The Trustee may refuse to accept delivery of any Bond for which a proper instrument of transfer has not been provided. If any owner of a Bond who gave notice fails to deliver his Bond to the Trustee at the place and on the applicable date and time specified, or fails to deliver his Bond properly endorsed, his Bond shall constitute an undelivered Bond as described in the Indenture. BY ACCEPTANCE OF THIS BOND, THE OWNER AGREES TO SELL AND SURRENDER THIS BOND, PROPERLY ENDORSED, TO THE TRUSTEE AFTER THE GIVING OF IRREVOCABLE NOTICE OF TENDER FOR PURCHASE AS DESCRIBED ABOVE.

         8. Redemptions. As provided below, the Company has the right to purchase Bonds in lieu of certain redemptions. BY ACCEPTANCE OF THIS BOND, THE OWNER AGREES TO SELL AND SURRENDER THIS BOND, PROPERLY ENDORSED, TO THE COMPANY IN LIEU OF REDEMPTION UNDER THE CONDITIONS DESCRIBED BELOW. All redemptions and purchases in lieu of redemption will be made in funds immediately available on the redemption or purchase date and will be at a redemption or purchase price of 100% of the principal amount of the Bonds being redeemed or purchased (unless a premium is required as provided below) plus interest accrued to the redemption or purchase date, except that interest accruing at a Daily Rate will be paid on the fifth Business Day following the redemption or purchase date. Bonds tendered for purchase on a date after a call for redemption but before the redemption date will be purchased pursuant to the tender. No purchase of Bonds by the Company or advance use of any funds to effectuate any such purchase shall be deemed to be a payment or redemption of the Bonds or of any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

         Optional Redemption at a Premium During Long-Term Interest Rate Period. During any Long-Term Interest Rate Period, if the Long-Term Interest Rate Period is less than or equal to five years, the Bonds will not be redeemable pursuant to this provision during the Long-Term Interest Rate Period.

         If the Long-Term Interest Rate Period is greater than five years, the Bonds will not be redeemable for five years after the date on which the Bonds begin to bear interest at the Long-Term Interest Rate. After the five year no-call period, the Bonds may be redeemed or purchased by the Company in lieu of redemption at any time in whole or in part at 102% of their principal amount. The premium will decline every year on the anniversary of the date on which the Bonds begin to bear interest at the Long-Term Interest Rate, by one percentage point until the Bonds are redeemable without premium.

         As an alternative to and in lieu of the foregoing redemption provisions, if, with respect to any Long-Term Interest Rate Period, a Favorable Opinion of Tax Counsel is delivered to the Trustee not later than the date of the establishment of such Long-Term Interest Rate Period, the Bonds may be redeemed or purchased by the Company in lieu of redemption during such Long-Term Interest Rate Period at the option of the Company in whole or in part at any time after a no-call period, if any, established by the Remarketing Agent, at the percentages of their principal amount, plus accrued interest, as follows: the Remarketing Agent shall, given the duration of the Long-Term Interest Rate Period, determine and inform the Trustee and the Company, on a date which is no later than the establishment of the Long-Term Interest Rate, the periods during which the Bonds shall not be subject to redemption or purchase by the Company in lieu of redemption (the "Call Protection Period"), the premium or premiums payable upon redemption or purchase by the Company in lieu of redemption (the "Call Premiums"), if any, applicable to the redemption or purchase by the Company in lieu of redemption of Bonds after the Call Protection Period, and the period or periods during which the Call Premiums shall be effective (the "Call Premium Periods") necessary to establish the Long-Term Interest Rate. Such Call Protection Period, Call Premiums and Call Premium Periods shall be established in accordance with optional call redemption provisions which, in the judgment of the Remarketing Agent, are generally accepted as the standard features for obligations such as the Bonds, given the length of the Long-Term Interest Rate Period.

         Extraordinary Optional Redemption. The Bonds are subject to redemption in whole at any time upon receipt by the Trustee and the Issuer of a written notice from the Company stating that the Company has determined that:

                  (i) Any federal, state or local body exercising governmental or judicial authority has taken any action which results in the imposition of unreasonable burdens or excessive liabilities with respect to the Project or the Plant, rendering impracticable or uneconomical the operation of either, including, without limitation, the condemnation or taking by eminent domain of all or substantially all of the Project or the Plant; or

                  (ii) Changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes have made the continued operation of the Plant as an efficient generating facility uneconomical; or

                  (iii) The Project or the Plant has been damaged or destroyed to such an extent that it is not practicable or desirable to rebuild, repair or restore the Project or such Plant.

         If the Issuer shall have received such notice by the Company, the Issuer, upon request of the Company, shall give written notice to the Trustee directing the Trustee to take all action necessary to redeem the outstanding Bonds in whole and on a date specified in such notice, which date shall be not less than forty-five (45) nor more than ninety (90) days from the date the notice is received by the Trustee.

         Optional Redemption During Daily or Weekly Rate Period. When interest on the Bonds is payable at a Daily or Weekly Rate, the Bonds may be redeemed in whole or in part at the option of the Company, on any Business Day.

         Mandatory Redemption at Beginning of a New Long-Term Interest Rate Period. When the Bonds bear interest at a Long-Term Interest Rate and a new Long-Term Interest Rate is to be determined, the Bonds will be redeemed or purchased by the Company in lieu of redemption on the effective date of the new Long-Term Interest Rate. In the case of a change prior to the day originally established as the day after the last day of a Long-Term Interest Rate Period, the Bonds will be redeemed or purchased at the percentage of their principal amount which would be payable upon the applicable redemption or purchase in lieu thereof described under "Optional Redemption at a Premium During Long-Term Interest Rate Period" above.

         Mandatory Redemption on Each Interest Payment Date During Commercial Paper Mode. When Bonds bear interest at a Commercial Paper Rate, each Bond will be redeemed or purchased by the Company in lieu of redemption on the Interest Payment Date for such Bond. If Bonds are scheduled to be redeemed under the following paragraph, the Bonds will be called under, and redemption will be governed by, that paragraph and not this paragraph.

         Mandatory Redemption Upon a Change in the Method of Determining the Interest Rate on the Bonds. On the effective date of the change in the method of determining the interest rate on the Bonds (the four methods being Daily, Weekly, Commercial Paper or Long-Term Interest Rates) the Bonds will be redeemed or purchased by the Company in lieu of redemption on the effective date of such change. Any such redemption or purchase shall be at a price equal to 100% of the principal amount of the Bonds, except that in the case of a change prior to the day originally established as the day after the last day of a Long-Term Interest Rate Period, the Bonds will be redeemed or purchased at the percentage of their principal amount which would be payable upon the applicable redemption or purchase in lieu thereof described under "Optional Redemption at a Premium During Long-Term Interest Rate Period" above.

         Notice of Redemption. At least 30 days before each redemption (except "Mandatory Redemption on Each Interest Payment Date During Commercial Paper Mode" described above, for which no notice will be given), the Trustee will mail a notice of redemption by first-class mail to each Bondholder at the holder's registered address. Failure to give any required notice of redemption as to any particular Bonds, or any defect therein, will not affect the validity of the call for redemption of any Bonds in respect of which no failure or defect occurs. Any notice mailed as provided in this paragraph shall be effective when sent and will be conclusively presumed to have been given whether or not actually received by the addressee.

         Effect of Notice of Redemption. When notice of redemption is required and given, and when Bonds are to be redeemed without notice, Bonds called for redemption become due and payable on the redemption date at the applicable redemption price, subject to the Company's right to purchase Bonds as provided above; in such case when funds are deposited with the Trustee sufficient for redemption or for purchase, interest on the Bonds to be redeemed or purchased ceases to accrue as of the date of redemption or purchase.

         9. Denominations; Transfer; Exchange. The Bonds may be issued in registered form without coupons in denominations as follows: (1) when interest is payable at a Daily, Weekly or Commercial Paper Rate, $100,000 or any integral multiple thereof; and (2) when interest is payable at a Long-Term Interest Rate, $5,000 and integral multiples of $5,000 thereafter; provided, however, that if, on the effective date of a change in the method of determining the interest rate on the Bonds to a Long-Term Interest Rate for a Long-Term Interest Rate Period or upon commencement of a new Long-Term Interest Rate Period, the Bonds do not then have an investment-grade rating from a nationally recognized statistical rating agency, then during such Long-Term Interest Rate Period, the Bonds may be issued only in registered form without coupons in denominations of $100,000 or any integral multiple thereof. A holder may register the transfer of or exchange Bonds in accordance with the Indenture. The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Except in connection with the purchase of Bonds tendered for purchase or purchased in lieu of redemption, the Trustee will not be required to register the transfer of or exchange any Bond which has been called for redemption or during the period beginning 15 days before the mailing of notice calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

     10. Persons Deemed Owners. The registered holder of this Bond shall be treated as the owner of it for all purposes.

         11. Funds in Trust; Unclaimed Funds. All moneys which the Trustee shall have withdrawn from the account of the Company or shall have received from any other source and set aside, or deposited with the paying agents, for the purpose of paying any of the Bonds hereby secured, either at the maturity thereof or upon call for redemption, shall be held in trust for the respective holders of such Bonds. But any moneys which shall be so set aside or deposited by the Trustee and which shall remain unclaimed by the holders of such Bonds for a period of six (6) years after the date on which such Bonds shall have become due and payable shall upon request in writing be paid to the Company or to such officer, board or body as may then be entitled by law to receive the same, and thereafter the holders of such Bonds shall look only to the Company or to such officer, board or body, as the case may be, for payment and then only to the extent of the amount so received without any interest thereon, and the Trustee, the Issuer and the paying agents shall have no responsibility with respect to such moneys.

         12. Discharge Before Redemption or Maturity. If the Company at any time deposits with the Trustee money or Government Obligations as described in the Indenture sufficient to pay at redemption or maturity principal of and interest on the outstanding Bonds, and if the Company also pays all other sums then payable by the Company under the Indenture, the lien of the Indenture will be discharged. After discharge, Bondholders must look only to the deposited money and securities for payment. Government Obligations are securities backed by the faith and credit of the United States or securities evidencing ownership interest in such full-faith and credit securities.

         13. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture, the Agreement or the Bonds may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the Bonds then outstanding. Any such consent shall be irrevocable and shall bind any subsequent owner of this Bond or any Bond delivered in substitution for this Bond. Without the consent of any Bondholder, the Issuer may amend or supplement the Indenture, the Agreement or the Bonds as described in the Indenture, among other things, to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Bonds in addition to or in place of certificated Bonds, to provide for a Book-Entry System for the Bonds or to make any change that does not materially adversely affect the rights of any Bondholder.

         14. Defaults and Remedies. The Indenture provides that the occurrences of certain events constitute Events of Default. If an Event of Default occurs and is continuing, the Bonds may become or may be declared immediately due and payable, as provided in the Indenture. An Event of Default and its consequences may be waived as provided in the Indenture. Bondholders may not enforce the Indenture or the Bonds except as provided in the Indenture. Except as specifically provided in the Indenture, the Trustee may refuse to enforce the Indenture or the Bonds unless it receives indemnity satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the Bonds then outstanding may direct the Trustee in its exercise of any trust or power.

         15. No Recourse Against Others. A member, director, officer or employee, as such, of the Issuer shall not have any liability for any obligations of the Issuer or the Company under the Bonds or the Indenture or for any claim based on such obligations or their creation. Each Bondholder by accepting a Bond waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bond.

     16. Authentication. This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been duly executed by the Trustee.

         17. Abbreviations. Customary abbreviations may be used in the name of a Bondholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         A copy of the Indenture may be inspected at the corporate trust office of the Trustee located at 225 Water Street, 3rd Floor, Jacksonville, Florida 32202.

         IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law.

         IN WITNESS WHEREOF Jackson County, Florida has caused this Bond to be executed in its name by the Chairman or Vice Chairman of its Board of County Commissioners by his manual or facsimile signature and attested by the manual or facsimile signature of its Clerk or Deputy Clerk and its corporate seal to be hereunto affixed or printed hereon.


                                               JACKSON COUNTY, FLORIDA


                                               By:
                                                  Chairman of the Jackson County
                                                  Board of County Commissioners
Attest:



         Clerk of Jackson County
         Board of County Commissioners

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                                     FIRST UNION NATIONAL BANK,
                                                                 as Trustee


Date: _________________                     By:
                                                       Authorized Signature

The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants               UNIF GIFT MIN ACT- _______ Custodian ________
         common                                      (Cust)            (Minor)
TEN ENT- as tenants by the
         entireties                                  under Uniform Gifts to
JT TEN-  as joint tenants                            Minors Act
         with right of
         survivorship and                            ________________________
         not as tenants                                     (State)
         in common



Additional abbreviations may also be used though not in list above.


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


         PLEASE INSERT SOCIAL SECURITY OR
         OTHER IDENTIFYING NUMBER OF ASSIGNEE



                         (Name and Address of Assignee)


the within Bond and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:_____________________________



Signature guaranteed:
------------------------------

Medallion Number:_____________
*Signature(s) must be guaranteed by an      NOTICE: The signatureto this
eligible guarantor institution which        assignment must
is a member of a recognized signature       correspond with the name of the
guarantee program, i.e. Securities          registered owner as it  appears upon
Transfer Agents Medallion Program           the face of the within Bond in every
(STAMP), or New York Stock Exchange         particular, without alteration or
Medallion Signature Program (MSP).          enlargement or any change whatever.